UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Pennsylvania Real Estate Investment Trust

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PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 31, 2007

The Annual Meeting of Shareholders of Pennsylvania Real Estate Investment Trust will be held on Thursday, May 31, 2007 at 11:00 a.m. at the Park Hyatt Philadelphia at The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102 for the following purposes:

(1)	To elect four trustees;

(2)	To approve the 2008 Restricted Share Plan for Non-Employee Trustees;

(3)	To ratify the selection of KPMG LLP as our independent auditor for 2007; and

(4)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Our Board of Trustees has fixed the close of business on April 9, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly so that your shares may be voted. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Trustees

BRUCE GOLDMAN

Secretary

Philadelphia, Pennsylvania

April 20, 2007

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

200 South Broad Street

Philadelphia, Pennsylvania 19102

www.preit.com

PROXY STATEMENT

The Annual Meeting of Shareholders of Pennsylvania Real Estate Investment Trust, or PREIT, will be held on Thursday, May 31, 2007 at 11:00 a.m. at the Park Hyatt Philadelphia at The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. We are mailing this Proxy Statement on or about April 20, 2007 to each holder of PREIT’s issued and outstanding common shares of beneficial interest entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. We are mailing our Annual Report to Shareholders for the fiscal year ended December 31, 2006 together with this Proxy Statement. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

We have fixed the close of business on April 9, 2007 as the record date for the Annual Meeting. All holders of record of PREIT’s common shares of beneficial interest at that time are entitled to notice of and are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. On the record date, 37,107,855 common shares of beneficial interest were outstanding. PREIT’s outstanding 11% non-convertible senior preferred shares are not entitled to vote at the Annual Meeting.

VOTING AND REVOCABILITY OF PROXIES

We hope you will attend the Annual Meeting. Whether or not you expect to attend the meeting in person, please complete, sign, date and return the enclosed proxy card in the accompanying envelope so that your shares will be represented. The envelope is addressed to our transfer agent and requires no postage. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you receive more than one proxy card because you have multiple accounts, you should sign and return all proxy cards received, or submit all proxy cards by telephone or by Internet, to be sure all of your shares are voted.

On each matter subject to a vote at the Annual Meeting and any adjournment or postponement of the meeting, each holder of common shares will be entitled to one vote per share. With respect to the election of trustees, assuming a quorum is present and subject to the majority voting provisions of our corporate governance guidelines, which are described below, the four nominees receiving the highest number of votes cast at the meeting will be elected trustees. With respect to the approval of the 2008 Restricted Share Plan for Non-Employee Trustees and the ratification of the selection of KPMG LLP as our independent auditor for 2007, assuming a quorum is present, each proposal will be approved if a majority of the shares present in person or by proxy and casting a vote on the proposal vote “FOR” the proposal. If you mark your proxy as “Withhold Authority” or “Abstain” on any matter, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by your proxy will not be voted on that matter, but will count toward the establishment of a quorum. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so called “broker non-votes”) are also considered in determining whether a quorum is present, but will not affect the outcome of any vote.

Under the majority voting provisions of our corporate governance guidelines, any nominee for trustee who receives enough votes to be elected, but who receives a greater number of “Withhold Authority” responses regarding his or her election than votes “FOR” such election will be required to promptly tender his or her resignation to the Nominating and Governance Committee of the Board of Trustees following certification of the shareholder vote. The Nominating and Governance Committee and our Board of Trustees will consider and act upon such a resignation in accordance with the procedures described below under “PROPOSAL ONE — ELECTION OF TRUSTEES — Required Vote.”

You may vote your shares at the Annual Meeting in person or by proxy. All valid proxies received before the Annual Meeting will be voted according to their terms. If you complete your proxy properly, whether by completing and returning a proxy card or by submitting your instructions by telephone or by Internet, but do not provide instructions as to how to vote your shares, your proxy will be voted “FOR” the election of all trustees nominated by our Board of Trustees, “FOR” the approval of the 2008 Restricted Share Plan for Non-Employee Trustees and “FOR” the ratification of KPMG LLP as our independent auditor. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies. After providing your proxy, you may revoke it at any time before it is voted at the Annual Meeting by filing an instrument revoking it with our secretary or by submitting a duly executed proxy bearing a later date. You also may revoke your proxy by attending the Annual Meeting and giving notice of revocation. Attendance at the Annual Meeting, by itself, will not constitute revocation of a proxy.

Some banks, brokers and other nominee record holders might be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you request one by writing or calling us as follows: Investor Relations, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, PA 19102; Telephone: 215-875-0735. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to shareholders. In addition to solicitation by mail, certain trustees, officers and employees of PREIT and its subsidiaries may solicit proxies personally or by telephone or other electronic means without extra compensation, with the exception of reimbursement for actual expenses incurred in connection with the solicitation. The enclosed proxy is solicited by and on behalf of our Board of Trustees.

PROPOSAL ONE —

ELECTION OF TRUSTEES

PREIT’s Board of Trustees has nominated George F. Rubin, Rosemarie B. Greco, Ira M. Lubert and Edward A. Glickman, the four existing Class C trustees whose terms expire at the Annual Meeting, for re-election at the Annual Meeting as Class C trustees to serve until the Annual Meeting to be held in the spring of 2010 and until their respective successors have been duly elected and have qualified.

If any of the foregoing nominees becomes unable to or declines to serve, the persons named in the accompanying proxy have discretionary authority to vote for a substitute or substitutes, unless the Board of Trustees reduces the number of trustees to be elected.

PREIT’s trust agreement provides that nominations for election to the office of trustee at any annual or special meeting of shareholders are made by the Board of Trustees, or by petition in writing delivered to our secretary not fewer than 35 days before an annual or special meeting of shareholders signed by the holders of at least two percent of the common shares outstanding on the date of the petition. Nominations not made in accordance with these procedures will not be considered, unless the number of persons properly nominated is fewer than the number of persons to be elected to the office of trustee at the meeting. In this latter event, nominations for the trustee positions that would not otherwise be filled may be made at the meeting by any person entitled to vote in the election of trustees.

PREIT’s Board of Trustees currently consists of thirteen members who serve staggered, three-year terms. For more information, see “Additional Information — Board Matters,” beginning on page 45.

The following table presents information concerning the four nominees for the office of Class C trustee, the nine trustees who will continue in office after the Annual Meeting and PREIT’s executive officers, including their ages, principal occupations and the number of shares beneficially owned by them as of March 31, 2007.

				Shares Beneficially Owned on March 31, 2007(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)
Nominees for the Office of Trustee

Class C Trustees; Terms to Expire in 2010

George F. Rubin(3)(4)	64	Vice Chairman of PREIT since June 2004. President and Secretary, PREIT Services, LLC and PREIT-RUBIN, Inc. from September 1997 to June 2004. Trustee, member of the executive committee and chair of the grounds and buildings committee of Lafayette College. Board Member of Elwyn Institute. Chairman of the Board of Thorncroft Therapeutic Horseback Riding, Inc. Former treasurer of the Philadelphia Vietnam Veterans Memorial Committee. Appointed by President George W. Bush to the Veterans Committee on Education.	1997	550,805	(5)	1.5%
Rosemarie B. Greco(3)	61	Director, Office of Health Care Reform, Commonwealth of Pennsylvania. Founding Principal, Grecoventures Ltd. (business investment and consulting partnership). Former CEO and President, CoreStates Bank, N.A. and President, CoreStates Financial Corp. Currently director of Exelon Corporation and Sunoco, Inc. and trustee of SEI I Mutual Funds. Trustee of the University of Pennsylvania School of Nursing. Former corporate director of General Accident Insurance (USA), Cardone Industries, Inc., Genuardi’s Family Markets, Inc. and Radian, Inc.; former chair of the Greater Philadelphia Chamber of Commerce, former President and CEO of Philadelphia Private Industry Council; former member of Philadelphia Planning Commission and Board of Education; former chair of Pennsylvania Workforce Investment Board.	1997	13,000	(6)	*

				Shares Beneficially Owned on March 31, 2007(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)

Ira M. Lubert	57	Chairman of Lubert-Adler Partners, L.P., a company specializing in private equity investments in real estate and other entrepreneurial opportunities. Co-founder and managing partner of LLR Equity Partners, L.P., a venture fund making private equity investments in mid-Atlantic growth companies and middle market special opportunity situations. Chairman of GF Management, a company that specializes in the ownership and management of underperforming hospitality properties. Co-founder of LEM Mezzanine Fund, a fund making mortgage loans, and Quaker Bio Venture, a private equity fund engaged in making health care and life science investments.	2001	11,000	(7)	*

Edward A. Glickman	49	President and Chief Operating Officer of PREIT since June 2004. Executive Vice President and Chief Financial Officer of PREIT from September 1997 to June 2004. Director of the Bala Cynwyd Library. Adjunct Professor of Finance, Stern School of Business, New York University.	2004	254,570	(8)	*
Trustees Whose Terms Continue

Class A Trustees; Terms to Expire in 2008

John J. Roberts	62	Former Global Managing Partner and member of Leadership Team, PricewaterhouseCoopers LLP, completing a 35 year career with the firm in 2002. Director, Armstrong World Industries, Inc., Safeguard Scientifics, Inc. and Vonage Holdings Corp. Member of American Institute of CPAs. Former director of SICOR, Inc., Philadelphia First Corporation, Greater Philadelphia Chamber of Commerce, Urban Affairs Partnership and University City Science Center. Former member of advisory board of the Kellogg School and the University of Southern California School of Accounting. Former trustee of Drexel University.	2003	7,750	(9)	*

				Shares Beneficially Owned on March 31, 2007(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)

Lee H. Javitch	76	Private investor and former Chairman and Chief Executive Officer, Giant Food Stores, Inc. Director of Jewish Theological Seminary of America. Former chairman of MAZON: A Jewish Response to Hunger and CLAL, Jewish foundation for learning. Former director of Pennsylvania Council on the Arts. Former executive committee member of Boy Scouts of America and Rye Country Day School.	1985	19,000	(10)	*
Mark E. Pasquerilla(11)	47	President of Pasquerilla Enterprises, LP since December 2006. Officer and director of Crown American Enterprises, Inc. since 1992. President and Chairman of Crown Holding Company and its various subsidiaries and affiliates from April 1999 to December 2006. President and Vice Chairman of Crown Holding Company and its various subsidiaries from 1993 to April 1999. Chairman of the Board of Trustees and Chief Executive Officer of Crown American Realty Trust from April 1999 to November 2003. Vice Chairman of Crown American Realty Trust from September 1998 to April 1999. President of the Crown American Realty Trust from 1993 to November 2003. Director of AmeriServ Financial, Inc., AmeriServ Financial Bank, AmeriServ Life Insurance Company, and AmeriServ Associates, Inc. since 2001. Board member of Concurrent Technologies Corporation, a charitable organization, since 1990. Board member of Community Foundation for the Alleghenies since 1991. Board member of United Way of the Laurel Highlands since 2002. Advisory board member of University of Pittsburgh at Johnstown since 1988.	2003	1,790,133	(12)	4.6%

Joseph F. Coradino	55	President of PREIT Services, LLC and PREIT-RUBIN, Inc. since June 2004. Executive Vice President–Retail of PREIT since December 2001. Executive Vice President–Retail Division and Treasurer, PREIT-RUBIN, Inc., from November 1998 to June 2004. From September 1997 to November 1998, Senior Vice President–Retail Division and Treasurer, PREIT-RUBIN, Inc. Director of A.C. Moore Arts & Crafts, Inc. since June 2006. Trustee of Chestnut Hill College and the YMCA of Greater Philadelphia.	2006	151,736	(13)	*

				Shares Beneficially Owned on March 31, 2007(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)
Class B Trustees; Terms to Expire in 2009

Ronald Rubin(3)(4)	75	Chairman of PREIT since October 2001. Chief Executive Officer of PREIT since September 1997. Chairman and Chief Executive Officer of The Rubin Organization, Inc. (renamed PREIT-RUBIN, Inc. upon acquisition by PREIT in September 1997) from 1992 to September 1997. Trustee of International Council of Shopping Centers. Director of Exelon Corporation. Past Chairman of Center City District and past Chairman of the Greater Philadelphia Chamber of Commerce. Director of the Regional Performing Arts Center. Past President of Jewish Federation of Greater Philadelphia. Served on boards of Franklin Institute, Philadelphia Orchestra, Albert Einstein Medical Center, Tel Aviv University, American Friends of Hebrew University, Midlantic Bank (now PNC), University of the Arts and the United Jewish Appeal.	1997	1,372,280	(14)	3.6%

Leonard I. Korman	71	Chairman and Chief Executive Officer, Korman Commercial Properties, Inc. (real estate development and management). Partner of The Korman Company, trustee of Albert Einstein Health Care Network and Thomas Jefferson University. Former director or trustee of CoreStates Bank N.A., Regional Advisory Board of First Union National Bank, Pennsylvania Academy of Fine Arts and Jewish Federation of Greater Philadelphia.	1996	391,455	(15)	1.1%

Donald F. Mazziotti(11)	61	Senior Vice President, Urban and Mixed Use Development, Harsch Investment Properties, Portland, Oregon, since 2006. Founder and principal, Development Equities & Advisories, LLC (real estate development and consulting) since September 2005. Chief Executive Officer, Portland Development Commission, 2001 to 2005. Chief Information Officer, State of Oregon, 1998 to 2000. Chairman of Delta Development Group, Inc. (government relations, economic planning and management consulting) from 1995 to 1997. Chief Executive Officer of Delta Development Group, Inc. from 1988 to 1998. Deputy Assistant Secretary of Transportation, USDOT, 1978 to 1981. Member of Crown American Realty Trust Board of Trustees from 1993 to November 2003.	2003	9,014	(16)	*

				Shares Beneficially Owned on March 31, 2007(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)

Stephen B. Cohen	61	Professor of Law, Georgetown University. Has also taught at Harvard University, Stanford University, the University of Wisconsin and at University of Capetown (South Africa). Served as Corporate Secretary and Board Member of the Southern Africa Development Fund from 1994 to 2002 and as Deputy Assistant Secretary of State from 1978 to 1980.	2004	475,530	(17)	1.3%

M. Walter D’Alessio	72	Vice Chairman of NorthMarq Capital, a Minneapolis-based real estate investment banking firm with an office in Philadelphia, and President of NorthMarq Advisors, a real estate consultancy, since October 2003. Non-executive Chairman of the Board of Brandywine Realty Trust (office and industrial real estate development and management), headquartered in Radnor, Pennsylvania, since March 2004. Serves on the boards of directors of Exelon Corporation, Independence Blue Cross, Point Five Technologies, Inc. and the Greater Philadelphia Chamber of Commerce. From 1982 to September 2003, served as Chairman and Chief Executive Officer of Legg Mason Real Estate Services, Inc., a commercial mortgage, banking and pension fund advisory firm headquartered in Philadelphia.	2005	4,107	(18)	*

				Shares Beneficially Owned on March 31, 2007(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)

Non-Trustee Executive Officers

Douglas S. Grayson	48	Executive Vice President — Development of PREIT since March 2002. Executive Vice President — Development of PREIT-RUBIN, Inc. from October 1998 to March 2002. From September 1997 to September 1998, Vice President of PREIT-RUBIN, Inc.	—	52,954	(19)	*

Jeffrey A. Linn	58	Executive Vice President — Acquisitions of PREIT since December 2001. From 1995 to December 2001, Senior Vice President — Acquisitions of PREIT. Secretary of PREIT from 1995 to 2005.	—	58,665	(20)	*

Bruce Goldman	48	Executive Vice President — General Counsel of PREIT since December 2002, and Secretary of PREIT since December 2005. From December 2001 to November 2002, Senior Vice President — General Counsel of PREIT. From September 2000 to December 2001, Senior Vice President — Legal of PREIT. From 1997 to 2000, Vice President of New City Development, the development subsidiary of Mirage Resorts, Inc.	—	27,014	(21)	*

Robert F. McCadden	49	Executive Vice President and Chief Financial Officer of PREIT since May 2004. From 2002 to May 2004, Partner of KPMG LLP. From 1993 to 2002, Partner of Arthur Andersen LLP.	—	56,812	(22)	*

Jonathen Bell	39	Senior Vice President of PREIT since February 2007. Chief Accounting Officer of PREIT since February 2006. Vice President — Financial Services of PREIT from September 1999 to February 2007. From November 2003 to February 2006, Corporate Controller of PREIT. From July 1997 to September 1999, controller of Washington REIT in Washington, D.C.	—	15,745	(23)	*

All Trustees and executive officers as a group (20 persons)				5,295,503	(24)	13.0%

*	Less than one percent.

(1)	Unless otherwise indicated in the following footnotes, each trustee and executive officer has sole voting and investment power with respect to all such shares.

(2)	Based on 37,107,497 common shares of beneficial interest outstanding as of March 31, 2007.

(3)

In accordance with an agreement that PREIT entered into in connection with its 1997 acquisition of The Rubin Organization, Inc., the Board of Trustees of PREIT elected Ronald Rubin, George F. Rubin and

Rosemarie B. Greco as trustees of PREIT in 1997 to fill the vacancies created by the resignations of three former trustees. Ronald Rubin and George F. Rubin are brothers.

(4)	The employment agreements between PREIT and each of Ronald Rubin and George F. Rubin provide that, during the term of their respective employment agreements, the Board of Trustees shall nominate Ronald Rubin and George F. Rubin, respectively, as a candidate for election to the Board of Trustees at each annual meeting at which his term as a trustee is scheduled to expire.

(5)	Includes 82,729 shares that George Rubin owns directly, 433,841 Class A units of limited partnership interest in PREIT Associates, L.P. (86,934 of which are held by the Non-QTIP Marital Trust under the Will of Richard I. Rubin of which Ronald Rubin and George Rubin are beneficiaries) that are redeemable for cash or, at PREIT’s option, for a like number of shares, 25,000 shares subject to exercisable options and 7,835 shares held by a trust of which George Rubin is a trustee. Also includes 900 shares held by a trust, the beneficiary of which is George Rubin’s daughter and 500 shares held by George Rubin’s spouse, as to both of which George Rubin disclaims beneficial ownership. Excludes 5,227 Class A units held by Pan American Office Investments, L.P. George Rubin holds limited partnership interests in Pan American Office Investments, L.P.

(6)	Includes 6,000 shares that Ms. Greco owns directly and 7,000 shares subject to exercisable options.

(7)	Includes 6,000 shares that Mr. Lubert owns directly and 5,000 shares subject to exercisable options.

(8)	Includes 82,862 shares that Mr. Glickman owns directly, 56,708 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares, and 115,000 shares subject to exercisable options.

(9)	Includes 4,000 shares that Mr. Roberts owns directly and 3,750 shares subject to options that are exercisable or become exercisable within 60 days of March 31, 2007.

(10)	Includes 12,000 shares that Mr. Javitch owns directly and 7,000 shares subject to exercisable options.

(11)	In accordance with the merger agreement between PREIT and Crown American Realty Trust, PREIT expanded the size of its Board of Trustees by two in December 2003 and elected Messrs. Pasquerilla and Mazziotti, who were members of Crown’s board at the time of the merger, to fill the vacancies created by the expansion.

(12)	Includes 15,961 shares that Mr. Pasquerilla owns directly, 3,750 shares subject to exercisable options, 65,211 shares held by Marenrico Partnership and 1,705,211 Class B units of limited partnership interest in PREIT Associates, L.P. that are held by Crown American Properties, L.P. and subject to a call option in favor of Pasquerilla Enterprises, L.P., an entity controlled by Mr. Pasquerilla. A total of 929,978 of these Class B units are pledged as collateral to First Commonwealth Bank and a total of 775,233 of these Class B units are pledged as collateral to Pasquerilla Enterprises, L.P. Class B units are redeemable for cash or, at PREIT’s option, for a like number of shares. Excludes 1,250 shares subject to options that become exercisable on December 11, 2007.

(13)	Includes 46,847 shares that Mr. Coradino owns directly, 40,000 Class A units of limited partnership interest in PREIT Associates, L.P. held by a grantor retained annuity trust of which Mr. Coradino is a beneficiary and 64,889 Class A units of limited partnership interest held by Mr. Coradino’s spouse. Class A units are redeemable for cash or, at PREIT’s option, for a like number of shares. Mr. Coradino disclaims beneficial ownership of the Class A units held by his spouse.

(14)

Includes 178,121 shares that Ronald Rubin owns directly, 1,031,097 Class A units of limited partnership interest in PREIT Associates, L.P. (86,934 of which are held by the Non-QTIP Marital Trust under the Will of Richard I. Rubin of which Ronald Rubin and George Rubin are beneficiaries and 2,776 of which are owned by a corporation of which Ronald Rubin is the sole shareholder) that are redeemable for cash or, at PREIT’s option, for a like number of shares, 150,000 shares subject to exercisable options and 7,835 shares held by a trust of which Ronald Rubin is a trustee. Also includes 5,227 Class A units held by Pan American Office Investments, L.P. Ronald Rubin controls and holds substantial ownership interests in Pan American Office Investments, L.P.

(15)	Includes 251,088 shares that Mr. Korman owns directly, 420 shares owned by Mr. Korman’s spouse, 114,619 shares held in trusts of which Mr. Korman is a co-trustee, 19,328 shares held in trusts of which Mr. Korman is a co-trustee and the sole beneficiary and 6,000 shares subject to exercisable options. Mr. Korman disclaims beneficial ownership of the 114,619 shares held in trusts of which Mr. Korman is a co-trustee and the 420 shares owned by Mr. Korman’s spouse.

(16)	Includes 5,264 shares that Mr. Mazziotti owns directly and 3,750 shares subject to exercisable options. Excludes 1,250 shares subject to options that become exercisable on December 11, 2007.

(17)	Includes 38,317 shares that Mr. Cohen owns directly, 37,056 shares owned by an Indenture of Trust of which Mr. Cohen is a beneficiary, 243,944 shares held under the Deed of Trust of Sylvan M. Cohen of which Mr. Cohen is a future beneficiary, 153,713 shares owned by the Sylvan M. Cohen Charitable Remainder Trust of which Mr. Cohen is a trustee and 2,500 shares subject to exercisable options. Mr. Cohen has shared voting and investment power with respect to the 153,713 shares owned by the Sylvan M. Cohen Charitable Remainder Trust. Excludes 2,500 shares subject to options that become exercisable in two equal annual installments of 1,250 shares beginning on July 29, 2007.

(18)	Includes 2,857 shares that Mr. D’Alessio owns directly and 1,250 shares subject to exercisable options. Excludes 3,750 shares subject to options that become exercisable in three equal annual installments of 1,250 shares beginning on December 15, 2007.

(19)	Includes 29,037 shares that Mr. Grayson owns directly and 23,917 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares.

(20)	Mr. Linn directly owns all 58,665 shares.

(21)	Mr. Goldman directly owns all 27,014 shares.

(22)	Mr. McCadden directly owns all 56,812 shares.

(23)	Mr. Bell directly owns all 15,745 shares.

(24)	Includes 1,691,547 shares held directly, 330,000 shares subject to exercisable options and an aggregate of 3,273,956 Class A and Class B units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares. In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in this total. Includes shares owned by Jonathan B. Weller, who retired as an executive officer of PREIT on April 15, 2006. Includes 128,702 shares that Mr. Weller owns as of March 31, 2007.

Required Vote

With respect to the election of trustees, assuming a quorum is present and subject to the majority voting provisions of our corporate governance guidelines described below, the four nominees receiving the highest number of votes cast at the Annual Meeting will be elected trustees. If you mark your proxy as “Withhold Authority” in the election of any of the trustees, or if you give specific instructions that no vote be cast in the election of any of the trustees, the shares represented by your proxy will not be voted in the election of such trustee(s), but will count toward the establishment of a quorum. Under the terms of the account agreement between you and your broker, your broker may be permitted to vote your shares in the election of trustees even if you do not instruct your broker how to vote.

Pursuant to PREIT’s corporate governance guidelines, if any nominee for trustee receives a greater number of “Withhold Authority” responses regarding his or her election than votes “FOR” his or her election, that nominee will be required to promptly tender his or her resignation to the Nominating and Governance Committee of the Board of Trustees following certification of the shareholder vote. The Nominating and Governance Committee of the Board of Trustees will consider the resignation offer and recommend to the Board of Trustees whether or not to accept it. The Board of Trustees will act on the Nominating and Governance Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board of Trustees will promptly disclose its decision whether to accept the trustee’s resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release to be disseminated in the manner that PREIT’s press releases typically are distributed or by other means of public disclosure.

Any trustee tendering his or her resignation pursuant to the procedures described above will not participate in the Nominating and Governance Committee recommendation or any other action of the Board of Trustees regarding whether to accept the resignation offer. If each member of the Nominating and Governance Committee received a majority of votes marked “Withhold Authority” at the same election, then the independent members of our Board of Trustees who did not receive a majority of votes marked “Withhold Authority” will appoint a committee amongst themselves (which may consist of some or all of them) to consider the resignation offers and recommend to the Board of Trustees whether to accept them.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the election of each of the nominees for trustee.

PROPOSAL TWO —

APPROVAL OF 2008 RESTRICTED SHARE PLAN FOR NON-EMPLOYEE TRUSTEES

PREIT’s Board of Trustees believes that it is in the interests of PREIT and its shareholders that a portion of the compensation paid to members of the Board of Trustees be paid in the form of equity. Equity compensation serves as an incentive to the members of the Board of Trustees and further aligns their interests with those of PREIT’s shareholders. PREIT currently has a Restricted Share Plan for Non-Employee Trustees that was approved in 2002. At that time, 50,000 shares were reserved for issuance under the plan. The current Restricted Share Plan for Non-Employee Trustees provides for an automatic grant of 1,000 shares to each non-employee trustee on January 31 of each year and has 6,000 shares that remain available for issuance. Given the current number of non-employee trustees, there will be an insufficient number of shares available to make an automatic grant of 1,000 restricted shares to each non-employee trustee on January 31, 2008.

Accordingly, the Board of Trustees has approved, subject to shareholder approval, the adoption of the 2008 Restricted Share Plan for Non-Employee Trustees (the “2008 Plan”). If approved, the 2008 Plan will replace the existing plan and no further grants will be made under the existing plan.

The 2008 Plan has many of the same terms as the current Restricted Share Plan for Non-Employee Trustees. Below is a brief summary of the terms of the 2008 Plan, which is qualified in its entirety by reference to the 2008 Plan attached as Appendix A to this proxy statement.

Administration

The 2008 Plan will be administered by the Compensation Committee of PREIT’s Board of Trustees. The Compensation Committee will have the authority to adopt, amend and rescind rules and regulations relating to the administration of the 2008 Plan. The Compensation Committee will also have the authority to interpret the 2008 Plan and decide any questions arising in connection with the 2008 Plan.

Effective Date

The 2008 Plan will be effective January 1, 2008, provided the requisite approval of shareholders is obtained at the 2008 Annual Meeting.

Shares Subject to the Plan

The Board of Trustees has reserved 60,000 shares for issuance under the 2008 Plan, subject to adjustment to reflect any increase or decrease in the number of issued shares resulting from a share split, share consolidation, share dividend or similar change in the capitalization of PREIT. Restricted shares that are forfeited to PREIT before they are fully vested will remain available for future grants.

The following table shows the aggregate number of shares that could be received by PREIT’s non-employee trustees pursuant to the plan.

2008 Restricted Share Plan For Non-Employee Trustees

Name and Position	Dollar Value($)		Number of Shares
Non-employee trustees as a group		(1)	60,000

(1)	Awards under the plan are granted in shares and are not based on dollar value; therefore, the dollar value of the benefits to be received is not determinable.

Restricted Share Grants

Beginning on January 31, 2008, 1,000 restricted shares will automatically be issued to each non-employee trustee on January 31 of each year. Grants will be made for no payment and may be evidenced by an agreement, letter or certificate in the discretion of the Compensation Committee.

Restricted shares granted under the 2008 Plan will entitle the recipient of the restricted shares to certain rights as a shareholder of PREIT. Recipients will have the right to vote the restricted shares and the right to receive dividends on the restricted shares, subject to any conditions imposed by the Board of Trustees at the time of grant.

Restrictions

Prior to vesting, the restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Each grant of 1,000 restricted shares will vest ratably over three years on the anniversary of the grant date and at the time of vesting will cease to be restricted shares. The Board of Trustees may accelerate the time at which restrictions on restricted shares will lapse.

Events Affecting Restricted Shares

If a non-employee trustee ceases to serve on the Board of Trustees as a result of the trustee’s death or disability, or in the event of a change of control, then all restricted shares held by the trustee will vest. A change of control includes, subject to certain exceptions, (i) the acquisition by any person, entity or group of beneficial ownership of 30 percent or more of the combined voting power of the then outstanding voting securities of PREIT entitled to vote generally in the election of trustees, (ii) the cessation of service of trustees constituting at least a majority of the Board of Trustees of PREIT on the date of the 2008 Plan (the “Incumbent Board”) (treating any new trustee who became a member of the Board of Trustees subsequent to such date as a member of Incumbent Board if the trustee’s appointment, election or nomination was supported by at least a majority of the trustees then comprising the Incumbent Board or a majority of the members of a committee authorized by the Incumbent Board to approve such appointment, election or nomination), (iii) approval by the shareholders of PREIT of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of PREIT (a “Business Combination”) and following the Business Combination all or substantially all of the beneficial owners of PREIT’s common stock outstanding immediately prior to the Business Combination beneficially own less than 40 percent of the equity securities and the combined voting power of the entity resulting from the Business Combination in substantially the same proportion as held prior to such Business Combination, (iv) approval by the shareholders of PREIT of a Business Combination and following the Business Combination all or substantially all of the beneficial owners of PREIT’s common stock outstanding immediately prior to the Business Combination beneficially own 40 percent or more but less than 60 percent of the equity securities and the combined voting power of the entity resulting from the Business Combination in substantially the same proportion as held prior to such Business Combination and (a) any person, entity or group beneficially owns 30 percent or more of the equity securities or the combined voting power of such entity, (b) at least a majority of the members of the board of trustees or directors of the entity resulting from the Business Combination were not members of the Incumbent Board at the time the Business Combination was entered into or approved, (c) the Chief Executive Officer of PREIT is not appointed or elected to a comparable or higher position with the entity resulting from the Business Combination or (d) the executive officers of PREIT holding the title of Executive Vice President or higher at the time the Business Combination is entered into constitute less than a majority of the executive officers holding comparable or higher titles of the entity resulting from the Business Combination and (v) approval by the shareholders of PREIT of a complete liquidation or dissolution of PREIT.

Unless the Board of Trustees determines otherwise, the restricted shares held by a non-employee trustee will be forfeited upon the cessation of service of the non-employee trustee for any reason other than death or disability or in connection with a change of control. It has been the practice of the Board of Trustees, in the event of a resignation by a non-employee trustee, to accelerate the vesting of the restricted shares held by such trustee.

Suspension, Termination and Amendment

The Board of Trustees may from time to time suspend, terminate or amend the 2008 Plan or any outstanding agreement granting a recipient restricted shares. No amendment may materially impair the rights of any non-employee trustee that holds restricted shares without the consent of the non-employee trustee.

Future awards under the 2008 Plan will be automatically suspended at any time when there is an insufficient number of shares remaining under the 2008 Plan to make an automatic grant to each non-employee trustee as required under the terms of the 2008 Plan.

Required Vote

Assuming a quorum is present, the proposal to approve the 2008 Restricted Share Plan for Non-Employee Trustees will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the approval of the 2008 Restricted Share Plan for Non-Employee Trustees.

PROPOSAL THREE —

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Trustees has selected KPMG LLP as PREIT’s independent auditor to perform the audit of our financial statements for 2007. KPMG is a registered public accounting firm and served as our independent auditor for the year ended December 31, 2006. A representative of KPMG is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will be given an opportunity to make a statement, if the representative so desires.

Although shareholder ratification of our selection of KPMG as our independent auditor is not required by our by-laws or otherwise, the Board is submitting the selection of KPMG to our shareholders for ratification as a matter of good corporate practice. Despite ratification, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of PREIT.

Required Vote

Assuming a quorum is present, the proposal to ratify KPMG as PREIT’s independent auditor for 2007 will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

The Audit Committee of our Board of Trustees recommends that shareholders vote FOR the ratification of PREIT’s selection of KPMG as PREIT’s independent auditor to perform the audit of our financial statements for 2007.

PROPOSAL FOUR —

OTHER MATTERS

PREIT’s management knows of no matters other than those stated above to come before the meeting. However, if any other matters properly come before the meeting, the enclosed proxy confers discretionary authority with respect to those matters.

ADDITIONAL INFORMATION

Executive Compensation

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis focuses on the compensation of the executive officers (the “named executive officers”) listed in the Summary Compensation Table that follows. The named executive officers for 2006 were Ronald Rubin, Chairman and Chief Executive Officer; Edward A. Glickman, President and Chief Operating Officer; George F. Rubin, Vice Chairman; Joseph F. Coradino, Executive Vice President–Retail and President, PREIT Services, LLC and PREIT-RUBIN, Inc.; Robert F. McCadden, Executive Vice President and Chief Financial Officer; and Jonathan B. Weller, formerly a Vice Chairman. Ronald Rubin, Edward A. Glickman, George F. Rubin and Joseph F. Coradino are members of the Office of the Chairman. Mr. Weller retired from PREIT on April 15, 2006.

Statements of the objectives and policies of PREIT’s Executive Compensation and Human Resources Committee (the “Compensation Committee”) generally apply to all of the named executive officers, except for Mr. Weller, who received most of his 2006 compensation under a separation agreement dated February 28, 2006. The agreement with Mr. Weller is discussed below under “Separation Payment” beginning on page 25.

Each of the named executive officers has an employment contract, which is described in this Proxy Statement under “Employment Agreements” beginning on page 29. In general, the employment contract establishes a minimum base salary and states that the named executive officer is entitled to participate in cash incentive programs and equity plans as determined by the Compensation Committee. Early in each fiscal year, the Compensation Committee determines the amount of any increase in the base salary of the named executive officers, the nature and design of the cash incentive and equity-based programs for the current year and the levels at which each of the officers will participate in those programs. The Compensation Committee bases its decisions on PREIT’s compensation principles and policies, which have as their principal objective the alignment of the interests of the named executive officers with the interests of the shareholders of PREIT.

Compensation Committee Process

The Compensation Committee held several meetings for the principal purpose of determining executive compensation for 2006. The Compensation Committee considered, among other matters:

(i)	the policies and objectives of its compensation programs for 2006 and later years;

(ii)	information on compensation of senior executives at other public companies derived from industry surveys and from proxy statements available for a group of real estate investment trusts (“REITs”) deemed comparable to PREIT for this purpose;

(iii)	the design or redesign of its annual cash incentive and equity-based programs; and

(iv)	the base salaries to be paid and cash incentive and equity awards to be made to officers in 2006.

The Compensation Committee also compared PREIT’s performance during 2005 to the financial goals set under PREIT’s 2005 business plan. Consistent with its Charter, the Compensation Committee considered the views of PREIT’s Nominating and Governance Committee on the achievement of goals and objectives of PREIT for 2005. The Committee also solicited the views of the Chief Executive Officer regarding the contributions of named executive officers (other than the Chief Executive Officer) to PREIT’s performance during 2005, and the responsibilities of the named executive officers in connection with the 2006 business plan.

The Compensation Committee was assisted in its work by its compensation consultant. In connection with 2006 compensation, the consultant reviewed PREIT’s existing compensation programs and recommended changes to the cash incentive and equity-based programs used for 2005. The consultant also presented compensation data from several sources, including a survey of executive compensation among REITs prepared by the National Association of Real Estate Investment Trusts (“NAREIT”), proprietary data bases developed by the consultant and proxy statements of a group of REITs (the “peer group”) deemed comparable to PREIT for such purposes. The peer group consisted of 21 REITs located throughout the United States, many of which own and operate retail properties, although the peer group also included office, industrial, multi-family and diversified REITs. Companies in the peer group were generally comparable in size to PREIT as measured by the total of their debt and equity market capitalization.1

The Compensation Committee compared (i) the compensation of the named executive officers to total compensation paid to the executive officers of the peer group and paid to executive officers as set forth in other surveys and (ii) the allocation of total compensation among base salary and cash incentive and equity awards. The Compensation Committee also compared PREIT’s funds from operations (“FFO”) for 2004 and total return to shareholders (“TRS”) for 2004 and the three and five-year periods ended with that year to the FFO and TRS of the peer group companies for the same time periods. PREIT defines FFO as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis; less dividends on preferred shares. TRS is a measure of the financial return to shareholders over the specified measurement period. The return consists of dividends on a common share of PREIT during the period (which are deemed to be reinvested in common shares when paid) plus (or minus) the increase (or decrease) in the market value of a common share measured from the beginning to the end of the period.

The comparative compensation data provided a benchmark for assessing both the competitiveness of PREIT’s compensation policies and the appropriate allocation between the short-term and long-term elements of compensation. The Compensation Committee deemed the peer group comparisons to be more relevant to 2006 compensation than the consultant’s proprietary database and the NAREIT survey. The comparisons helped to inform the Compensation Committee’s decisions, but the Compensation Committee did not use a fixed ratio or other mechanical formula to set compensation in relation to compensation in the peer group or broader surveys.

The Chief Executive Officer, with assistance from the Senior Vice President-Human Resources and other executive officers, made compensation recommendations for 2006. The recommendations were considered by the Compensation Committee as part of the process described above. The Compensation Committee also invited the Chief Executive Officer to participate in compensation discussions.

Compensation Objectives and Policies

The primary objective of PREIT’s compensation programs is to align the interests of the named executive officers with the interests of the shareholders of PREIT. PREIT’s compensation program for 2006 consisted of three elements: (i) base salary; (ii) cash incentive compensation; and (iii) equity-based awards. These three elements are designed to contain an appropriate mix and level of compensation and to retain and motivate the named executive officers by providing a competitive level of base salary and time-based restricted shares to facilitate retention while also emphasizing performance-based compensation as a wealth creation opportunity.

[1]

The peer group consisted of the following REITs: Arden Realty Inc., Brandywine Realty Trust, BRE Properties, Inc., CarrAmerica Realty Corporation, CenterPoint Properties Trust, Corporate Office Properties Trust, Cousins Properties Incorporated, Equity One, Inc., Federal Realty Investment Trust, First Industrial Realty Trust, Inc., Glimcher Realty Trust, Heritage Property Investment Trust, Inc., Home Properties, Inc., Kilroy Realty Corporation, Macerich Company, Mills Corporation, Pan Pacific Retail Properties, Inc., Post Properties, Inc., Prentiss Properties Trust, PS Business Parks, Inc. and Taubman Centers, Inc.

The express linkage of program elements as described below to FFO and TRS, combined with an established share retention policy for the named executive officers, results in a layered approach intended to balance achievement of short-term earnings objectives with longer term value creation for PREIT’s shareholders.

The goals for FFO and TRS were set with the objective of encouraging performance above the mid-point of the range of PREIT’s FFO guidance for 2006 announced in March 2006 and, in the case of TRS, above the median for other real estate companies for the relevant measurement period. Specifically, compensation under the cash incentive program for 2006 was determined principally by the degree to which PREIT achieved its publicly-announced guidance for FFO. In addition, one-half of the equity awards made in 2006 will vest on December 31, 2008 only if PREIT achieves TRS at specified levels relative to the TRS of the companies in a leading index of publicly held REITs during the three-year period ending December 31, 2008. As described below, FFO is used as a measure of short-term performance associated with the annual cash bonus and TRS is used as a measure of long-term performance associated with equity-based compensation.

The three elements of compensation for 2006 are discussed separately. In each case, the discussion includes an analysis of the objective or objectives served by the specific element of compensation. There was no mechanical formula for allocating compensation among the different elements, although the allocation reflects the policy that there should be an appropriate combination of (i) annual salary, (ii) short-term cash incentive compensation and (iii) long-term equity-based compensation, both time-based and performance-based. In allocating compensation among the different elements, the Compensation Committee emphasizes the use of equity-based and performance-based compensation.

The objectives of the three elements of compensation are to:

(i)	encourage the achievement of defined short-term and long-term business goals and the creation of shareholder value;

(ii)	provide compensation that is competitive with the peer group and otherwise reflective of the marketplace;

(iii)	provide a blend of defined cash and equity compensation to facilitate retention and performance-based cash and equity compensation to motivate and reward high levels of performance; and

(iv)	encourage senior management to act as a team committed to the achievement of corporate performance.

1.	Base Salary

Base salaries are intended to (i) be at competitive levels with companies in the peer group, (ii) provide the named executive officers with a fixed and predictable source of income and (iii) assure that the named executive officers remain committed to PREIT even when conditions do not permit the achievement of short-term goals. The employment contract for each named executive officer establishes a minimum base salary. In the case of each named executive officer, other than the Chief Operating Officer, the original base salary may be increased at the discretion of the Compensation Committee. Once increased, the base salary may not be decreased. The Chief Operating Officer’s employment agreement provides for annual increases in base salary of at least $25,000, and his base salary for 2006 was increased by that amount over his base salary for 2005.

The discretionary increases in base salary were 2% for 2006 and 4% for 2005 over the base salaries for the preceding years. The size of the adjustments to base salary reflect an underlying policy favoring equity-based and performance-based compensation. It also reflects the degree to which PREIT’s performance met the financial goals established under the 2004 and 2005 business plans and the views of the Chief Executive Officer regarding the contributions and the responsibilities of named executive officers (other than the Chief Executive Officer) in connection with the business plans.

2.	Cash Incentive Compensation

Each named executive officer is eligible to receive a cash bonus equal to a specified percentage of his base salary. The bonus includes two components. The larger portion of the potential cash bonus is based upon corporate achievement determined by the FFO per diluted common share of PREIT for the year. The smaller portion is based upon individual performance as determined in the discretion of the Committee.

The amount of the total cash award depends upon meeting goals expressed as threshold, target and outperformance. If FFO for the year is between the threshold and target or target and outperformance, the amount of the bonus based upon FFO is adjusted proportionately. The potential bonuses for 2006 for the named executive officers were the following percentages of their base salaries:

	Threshold	Target	Outperformance
Chief Executive Officer	35	70	105
Others in the Office of the Chairman	30	60	90
Chief Financial Officer	25	50	75

Eighty percent of the potential bonus for the Chief Executive Officer and other members of the Office of the Chairman depends upon the achievement of FFO targets and 20% upon individual performance. For the Chief Financial Officer, the ratio is 65% based on FFO and 35% on individual performance.

The Compensation Committee set the target for FFO at $3.59 per diluted share, the midpoint of the FFO guidance announced in PREIT’s earnings release on March 2, 2006. The FFO goals were established with the expectation that there would be a high probability of achieving the threshold, a likelihood of achieving the target and a modest probability of achieving the outperformance level. The Compensation Committee retained the authority to modify the FFO goals in the case of a change of control of PREIT or if PREIT acquired properties or businesses to a greater extent than contemplated by the 2006 business plan.

FFO per diluted share for 2006 was $3.62 and was computed in accordance with the definition of FFO on page 18. Specifically, $3.22 (representing the net result of the elements described in the definition) was added to diluted earnings per share of $0.40. As a result, cash incentive payments for 2006 corporate performance were (i) $321,776 for the Chief Executive Officer; (ii) $247,000 for the President; (iii) $198,581 for each of the other two members of the Office of the Chairman and (iv) $121,384 for the Chief Financial Officer.

After considering the performance of senior management in executing the 2006 business plan, the Committee awarded discretionary bonuses for 2006 to the named executive officers at the target level. This resulted in cash bonuses for the discretionary portion of the potential bonus of (i) $74,256 for the Chief Executive Officer; (ii) $57,000 for the President; (iii) $45,827 for each of the other two members of the Office of the Chairman; and (iv) $60,333 for the Chief Financial Officer.

The cash incentive bonus focuses on the short-term performance of PREIT. FFO was selected as the sole measure of short-term corporate performance for 2006 since it is the most commonly used and followed measure of operating performance among REITs. The decision to emphasize financial performance by PREIT reflects the view that the most senior officers, particularly those in the Office of the Chairman, have the greatest ability to influence the operating performance of PREIT as measured by FFO and that a substantial portion of their compensation, therefore, should be tied to that performance. The cash incentive bonus opportunities for officers who are not in the Office of the Chairman, such as the Chief Financial Officer, is less dependent on the achievement of FFO levels and is influenced to a greater extent by individual performance. By focusing on the core element of PREIT’s operating performance, the design of the cash incentive compensation plan is consistent with the objective of aligning the interests of the named executive officers with the economic interests, in this case the short-term economic interests, of shareholders.

The discretionary component included in the cash incentive program affords the Compensation Committee an opportunity to make distinctions among the named executive officers based upon individual performance. However, the incentive compensation program has a “circuit-breaker” so that no discretionary award would have been paid if FFO had been less than a specified level below the threshold.

In accordance with applicable accounting rules, the 2006 incentive cash payments, which were paid in 2007, were treated as compensation expense by PREIT for 2006 for both accounting and tax purposes.

3.	Equity-Based Awards

Equity-based awards are granted under programs adopted by PREIT in accordance with its 2003 Equity Incentive Plan, which was approved by shareholders on November 11, 2003. Awards made in 2006 were divided equally between restricted shares and restricted share units (“RSUs”) under PREIT’s 2006-2008 Restricted Share Unit Program. In 2005, PREIT adopted an Outperformance Program under the 2003 Equity Incentive Plan that is intended to encourage and reward exceptional long-term performance.

Restricted Shares. Restricted shares awarded in 2006 generally vest in five equal installments on or about February 15, 2007 through 2011, as long as the named executive officer is an employee of PREIT on the vesting date. Twenty percent of the restricted shares granted to Joseph Coradino and George Rubin in 2006 vest in equal installments over a three-year rather than a five-year period. Vesting of restricted shares generally accelerates in the event of a “change of control” of PREIT, a termination of the named executive officer’s employment by PREIT without “cause,” or a termination of employment by the named executive officer for “good reason,” as each of the terms is defined in the employment agreement between the named executive officer and PREIT. Unvested restricted shares are forfeited if employment is terminated for any other reason, including the death or disability of the named executive officer. The named executive officers are entitled to receive an amount equal to the dividends on the shares prior to vesting. While the shares remain unvested, this amount is treated by PREIT as compensation for accounting and tax purposes.

The Compensation Committee determined the cash value of each restricted share award to a named officer at its March 10, 2006 meeting, and the number of restricted shares to be issued was then computed based upon the 20-day average of the closing prices for a share on the New York Stock Exchange through March 9, 2006. In establishing the value of the restricted shares and companion RSUs to be awarded, the Compensation Committee considered:

(i)	the Compensation Committee’s emphasis on performance and equity-based compensation;

(ii)	the relative size of equity awards made to senior officers by peer companies;

(iii)	the degree to which PREIT’s performance during 2005 met the financial goals established under the business plan of PREIT for 2005; and

(iv)	the views of the Chief Executive Officer regarding the contribution of the named executive officers (other than the Chief Executive Officer) to the performance of PREIT during 2005 and the responsibilities of the named executive officers for achievement of the 2006 business plan.

The use of time-based restricted shares that vest over an extended period of time is designed to retain the services of the named executive officer by providing a predictable award for continued service and a potentially significant cost if the named executive officer were to terminate his employment voluntarily. Moreover, since payment is made in common shares which vest generally over a five-year period, the long-term interests of the executive in maintaining and enhancing the value of the shares is aligned with the long-term interests of the shareholders of PREIT.

RSUs. The vesting of RSUs granted in 2006 to named executive officers depends on the achievement by PREIT of TRS at specified levels relative to the component companies in the MSCI US REIT Index (the “Index”). The Index reflects the total return to the shareholders of certain publicly-held U.S. REITs. Under the RSU Program adopted by PREIT in 2006, an account was established for each named executive officer as of the grant date of March 10, 2006 and was credited with a number of units determined and computed in the same manner as described for the restricted shares granted on that date. Amounts equal to the dividends paid on the underlying common shares during the three-year measurement period ending December 31, 2008 (or earlier in the event of a change of control) are deemed to be invested in additional RSUs based on the average of the closing prices of a share on the New York Stock Exchange for the 20-day period ending with the dividend payment date.

RSUs granted in 2006 will either vest or be forfeited on December 31, 2008 (or earlier in the event of a change of control). On that date, a specified percentage of the RSUs in each account at December 31, 2008 will be converted into common shares of PREIT and delivered to the executive if the TRS of PREIT for the measurement period equals or exceeds the 25th percentile of the companies in the Index for the same measurement period. The specified percentage of RSUs that will convert into shares ranges from 50% to 150% between the 25th and 75th percentiles of the Index. If TRS does not equal at least the 25th percentile of the Index during the measurement period, the entire RSU account of a named executive officer associated with that measurement period will be forfeited. The RSU account is also forfeited by any named executive officer whose employment by PREIT terminates for any reason prior to December 31, 2008 unless (i) the Compensation Committee determines otherwise in its discretion or (ii) the termination was by PREIT without cause or by the named executive officer for good reason within 12 months prior to a change of control of PREIT, whether or not the change of control was contemplated prior to termination.

RSUs were introduced in 2006. For the four years prior to 2006, annual equity awards were granted entirely in restricted shares, one-half time-based as described above for the 2006 awards and one-half vesting based on PREIT’s TRS. The TRS-based restricted shares granted in those years vest in equal annual installments during a five-year period if specified annual TRS goals established by the Compensation Committee at the time of grant are met during the period. If the goals are not met in any year, the awards provide for excess amounts of TRS in a prior or subsequent year to be carried forward or carried back to the year in which the goals were not met. Unvested TRS-based restricted shares are forfeited if a named executive officer’s employment is terminated for any reason other than by PREIT without cause or by the named executive officer for good reason. Vesting is accelerated upon a change of control. The annual TRS goal for restricted shares awarded in 2005 was set at the greater of (i) 110% of the TRS of the Index for the year or (ii) 1% plus the dividends paid by PREIT in the year expressed as a percentage of market value of a share. No TRS-based restricted shares vested for 2006 since the Company’s TRS was less than the annual goal for the awards.

TRS was selected as the sole metric for the RSU Program and the TRS-based restricted share awards since TRS directly measures the financial return to shareholders over a specified period. As a result, the RSU Program and the restricted share awards are directly aligned with the economic interests, in this case the long-term economic interests, of shareholders.

RSUs differ from the TRS-based restricted shares in certain respects. The measurement period for RSUs is longer than one year and thereby (i) reduces the impact of stock market volatility over the shorter annual measurement period and (ii) generally requires the participant to remain employed by PREIT for the entirety of the measurement period to be eligible to receive any shares. In addition, named executive officers only receive the benefit of dividends on RSUs if and to the extent that the TRS goals are achieved relative to the Index.

Outperformance Program. PREIT adopted the 2005-2008 Outperformance Program at the beginning of 2005. The Outperformance Program was adopted as a special long-term incentive program and was not intended to supplant the annual TRS-based restricted share awards. The Program was designed to offer the potential of a substantial bonus for exceptional performance measured over an extended period of time. The Program aligns the interests of named executive officers with shareholder interests because compensation is paid only if PREIT significantly outperforms the TRS of the REIT industry as reflected in the Index for the measurement period. The measurement period began January 1, 2005 and ends on December 31, 2008 or, earlier, in the event of a change of control of PREIT.

The Outperformance Program requires first that the TRS per common share of PREIT during the measurement period exceeds 115% of the TRS of the Index for the same period. The Program then requires that PREIT’s TRS must also exceed a 12% compounded annual growth rate. If both goals are met, the bonus pool will equal 4.5% of the amount in excess of 12% (but not over 16%) per common share multiplied by the weighted average number of common shares and operating partnership units (not owned by PREIT) outstanding during the four year measurement period. If PREIT’s TRS for the period exceeds a 16% compounded annual growth rate, the excess over 16% will be multiplied by 6.5%. The bonus pool will be funded at the end of the measurement period in common shares. The total number of shares issued under the Program cannot exceed the limit set under the Program.

The Chief Executive Officer has a 19.7% interest in the bonus pool; each other member of the Office of the Chairman has a 12.2% interest; and the Chief Financial Officer has a 5.5% interest.

A named executive officer will forfeit his interest in the Outperformance Program only if he terminates his employment without good reason or if PREIT terminates his employment for cause. The Outperformance Program is more fully described on page 33.

Non-Qualified Retirement Plans

An unfunded, non-qualified retirement plan has been established for each of the named executive officers. Under the plan, a specified sum that varies for each named executive officer is credited to his account at the beginning of the year. Interest accrues on the amounts at 10% compounded annually. The account is payable to the named executive officer within 60 days of termination of employment irrespective of the cause for termination. The table on page 36 lists the amounts credited to the accounts of the named executive officers.

Benefits Available to Employees

The named executive officers are entitled to participate in PREIT’s 401(k) Plan, which is generally available to all of PREIT’s employees. PREIT matches a portion of the contributions of the named executive officers up to specified limits on the same terms that apply to other employees. The named executive officers are also entitled to participate in various insurance programs available to PREIT employees, including medical, dental, vision, disability and life insurance.

Deferred Compensation

PREIT does not offer a deferred compensation program under which its senior executives can regularly defer large portions of their compensation. It does permit participants in the RSU and Outperformance Programs to defer receipt of the shares awarded under the Programs as described on pages 32 and 34.

Perquisites

PREIT does not provide significant perquisites or personal benefits to any of its executive officers. In connection with the annual meeting of trustees and executive officers held outside Philadelphia, attendees are permitted to be accompanied by their spouses. The incremental cost to PREIT for each accompanying person is insignificant.

Share Retention Policies

On December 15, 2005, the Board of Trustees of PREIT adopted trustee and executive officer share ownership and retention guidelines. Under the guidelines, (i) the Chief Executive Officer is required to own PREIT securities having an aggregate dollar value equal to five times his base salary, (ii) other members of the Office of the Chairman are required to maintain an aggregate value equal to three times their base salaries and (iii) the Chief Financial Officer is required to maintain an aggregate value equal to two times his base salary. Each officer is required to be in compliance with the retention requirements within five years from the date of their adoption.

Until the preceding ownership guidelines have been met, each named executive officer is required to retain 100% of the after-tax value of restricted shares that have vested. In addition, even after satisfying the ownership guidelines, each named executive officer is required to retain 50% of the after-tax value of restricted shares for a one year period after vesting.

The share ownership and retention guidelines apply to all executive vice presidents, each of whom is subject to the same share ownership and restricted share retention guidelines as the Chief Financial Officer.

Non-employee trustees are required, within five years of the adoption of the requirements, to own PREIT securities with an aggregate dollar value at least equal to five times the amount of the annual retainer paid to the non-employee trustee. The annual retainer currently paid to a non-employee trustee is $30,000.

Share Trading Restrictions

Officers and trustees are subject to “blackout” restrictions that prohibit trading in PREIT securities beginning ten days prior to the end of a fiscal quarter and ending on the third day after the public release of the results for the fiscal period.

In addition, PREIT’s policies strongly discourage, but do not prohibit, the use of strategies that hedge the economic risk of share ownership. However, federal securities laws prohibit the named executive officers and trustees from selling “short” PREIT’s shares.

Recoupment Policy

PREIT has not adopted a policy on recoupment of performance-based compensation in the event of the restatement of its financial statements. The Compensation Committee has discussed a recoupment policy and expects to recommend a recoupment policy for adoption by the Board of Trustees during the current year.

Accounting and Tax Considerations

The restricted stock and RSU grants in 2006 are subject to Statement of Financial Accounting Standard No. 123(R). Under the Accounting Standard, these equity classified awards are measured at grant date fair value and not subsequently remeasured. The grant date fair value of an equity-classified award is expensed in reported earnings over the requisite service period. For tax purposes, however, the equity awards are not deductible prior to the date on which they vest. The Compensation Committee is aware of the accounting and tax treatment accorded to equity awards, but the treatment has not been a significant factor in the compensation programs of PREIT or in the decisions of the Compensation Committee concerning the amount or type of equity award.

Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation paid to $1 million per year for each named executive officer. However, compensation that is “performance-based” is not counted toward the limit. To qualify as performance-based compensation, the performance goals must be approved by the shareholders of PREIT. The equity-based compensation discussed above is made under the terms, including performance criteria, of the 2003 Equity Incentive Plan approved by shareholders. As a result, only base salary and annual cash bonuses are subject to the ceiling on deductible compensation. To date, no named executive officer has received compensation that was not deductible by virtue of Section 162(m).

Severance Payments

Each of the employment contracts of the named executive officers provides for severance payments (including vesting of shares) upon a termination of employment. The severance arrangements are described under “Potential Payments Upon Termination or Change of Control” beginning on page 36. The severance arrangements serve to discourage named executive officers from voluntarily terminating their employment with PREIT to accept other employment opportunities. In the case of a possible change of control, the severance arrangements also serve to encourage the named executive officers to remain focused on their duties during a period of potential uncertainty.

A so-called “double trigger” applies to terminations in connection with a change of control. Accordingly, there must be both a change of control and either a termination by PREIT without cause or by the named executive officer for good reason in order for any severance payments to be made. The function of a double trigger is to encourage the named executive officers to remain in the employment of PREIT or its successor in the event that the acquiror does not alter the material conditions of employment as reflected by the events that would give rise to a good reason termination.

In the event of a termination of employment by PREIT without cause or by a named executive officer for good reason within specified periods of a change of control, the named executive officers are entitled to receive, in addition to the amount otherwise payable upon termination for such events, an amount necessary to pay some or all of the excise tax on “excess parachute payments” imposed by Section 4999 of the Internal Revenue Code. Named executive officers other than the Chief Operating Officer and Chief Financial Officer are entitled to a sum equal to the amount of the excise tax payment. The Chief Operating Officer and Chief Financial Officer are entitled to receive a sum equal to one-half of the excise tax payment. In no case is the amount of the additional payment “grossed-up” to cover taxes assessed upon the additional payment.

Separation Payment

Jonathan Weller entered into a separation of employment agreement with PREIT prior to the Compensation Committee’s 2006 compensation decisions for named executive officers. The agreement was approved by the Board of Trustees and provided for total separation payments of approximately $4.2 million. Of that sum, approximately $2.2 million was paid in cash, and the balance was represented by the value of unvested shares which vested under the agreement upon termination of employment and a special share bonus valued at $273,000. Mr. Weller had been employed as a senior executive of PREIT for 13 years and had been a member of the Office of the Chairman. The Board of Trustees believed that the separation payment was appropriate in light of his years of service and his contributions to PREIT. More information on the separation of employment agreement is contained in “Transactions with Management” beginning on page 50.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with PREIT’s management. Based on the Compensation Committee’s review and discussion of the Compensation Discussion and Analysis with management, the Compensation Committee recommended to the Board of Trustees of PREIT that the Compensation Discussion and Analysis be included in this Proxy Statement.

SUBMITTED BY THE

EXECUTIVE COMPENSATION AND

HUMAN RESOURCES COMMITTEE OF THE

BOARD OF TRUSTEES

Rosemarie B. Greco, Chair

M. Walter D’Alessio

Lee H. Javitch

Leonard I. Korman

Ira M. Lubert

2006 Summary Compensation Table

The following table shows information concerning the compensation recorded by PREIT for the most recent fiscal year for PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total($)
Ronald Rubin — Chairman and Chief Executive Officer and Trustee	2006	530,400	74,256	737,245	321,776	31,136	134,111	1,828,924

Edward A. Glickman — President and Chief Operating Officer and Trustee	2006	475,000	57,000	488,616	247,000	14,581	174,823	1,457,020

George F. Rubin — Vice Chairman and Trustee	2006	381,888	45,827	512,361	198,581	9,472	61,462	1,209,591

Joseph F. Coradino — President PREIT Services, LLC and PREIT-RUBIN, Inc. and Trustee	2006	381,888	45,827	508,359	198,581	9,472	55,279	1,199,406

Robert F. McCadden — Executive Vice President and Chief Financial Officer	2006	344,760	60,333	420,984	121,384	4,220	37,851	989,532

Jonathan B. Weller — Vice Chairman — Retired(6)	2006	128,520	0	1,716,297	0	0	2,272,067	4,116,884

(1)	The amounts shown in the Bonus column represent the payments to the named executive officers that were not directly tied to corporate performance. The payments were determined and made in early 2007. For the named executive officers, the amount that was not directly tied to corporate performance ranged from 20% to 35% of the total annual cash incentive compensation plan opportunity.

(2)

The amounts shown in the Stock Awards column represent the dollar amounts recognized in 2006 for financial statement reporting purposes, as computed in accordance with Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” (“FAS 123(R)”). Whether the named executive officers will receive any shares in respect of the market-based performance contingent amounts (whether in respect of performance based restricted share, RSUs or under the Outperformance Plan) depends on whether the Company achieves certain performance (TRS) objectives. If the performance measurement period had ended on December 31, 2006, the Company would not have met these objectives. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to FAS 123(R) with respect to awards of performance-based shares and RSUs, which assumptions included no forfeitures, see Note 9, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Valuations with respect to awards of time-based restricted shares are reflected in the table based on the average of the high and low sales price of a common share on the date of grant. The following table summarizes the amounts recognized with respect to each of the named executive officers:

Restricted Stock, RSU & OPP Amortization Expense 2006	Award								Outperform- ance Plan ($)	Total Stock Award Amortiza- tion ($)
	2003		2004		2005		2006
	Time Based ($)	Perform- ance Based ($)	Time Based ($)	Perform- ance Based ($)	Time Based ($)	Perform- ance Based ($)	Time Based ($)	Perform- ance Based RSUs ($)
Ronald Rubin	39,999	24,000	74,906	48,684	114,271	77,705	61,483	112,494	183,703	737,245
Edward A. Glickman	0	0	69,909	45,441	81,034	55,097	43,599	79,771	113,765	488,616
George F. Rubin	25,000	15,000	59,921	38,948	70,647	48,034	53,976	87,070	113,765	512,361
Joseph F. Coradino	22,499	13,499	59,921	38,948	70,647	48,034	53,976	87,070	113,765	508,359
Robert F. McCadden	0	0	190,633	23,292	45,710	31,083	28,557	50,421	51,288	420,984
Jonathan B. Weller	112,496	67,497	218,465	142,001	334,248	227,288	273,007	0	341,295	1,716,297

(3)	The amounts shown in the Non-Equity Incentive Plan Compensation column represent amounts paid resulting from achievement of the corporate performance (FFO) component of the 2006 Annual Incentive Plan. The payments were made in early 2007. For the named executive officers, the corporate performance component ranged from 65% to 80% of the total annual cash incentive compensation plan opportunity.

(4)	The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column represent the above-market portion of the interest earned on nonqualified deferred compensation plans of the named executive officers, which is credited at a rate of 10% compounded annually on the cumulative balance of the supplemental retirement plan. The applicable federal rate for long term, annual compounding was 4.9% as of December 2006.

(5)	The amounts shown in All Other Compensation are comprised of the following:

	Non-Qualified Retirement Plan		Qualified Plan — 401(k)	Dividend Equivalent Rights ($)	Medical and Other Core Benefits ($)	Executive Separation ($)	Total All Other Compensation ($)
	Company Contributions ($)	Accumulated Interest at Market ($)	Company Contributions ($)
Ronald Rubin	100,000	29,915	0	0	4,196	0	134,111
Edward A. Glickman	25,000	14,009	8,800	114,000	13,013	0	174,823
George F. Rubin	35,000	9,101	8,800	0	8,561	0	61,462
Joseph F. Coradino	35,000	9,101	8,665	0	2,513	0	55,279
Robert F. McCadden	25,000	4,055	8,796	0	0	0	37,851
Jonathan B. Weller	0	0	8,800	0	1,490	2,261,777	2,272,067

(6)	Mr. Weller retired from the Company effective April 15, 2006. The amount shown in All Other Compensation for Mr. Weller represents the aggregate amount received by him pursuant to his separation agreement. See “Employment Agreements — Separation Agreement with Jonathan B. Weller.”

See “Compensation Discussion and Analysis” for a discussion of the relationship of a named executive officer’s salary and bonus to total compensation.

Employment Agreements

Office of the Chairman

PREIT maintains a four-person Office of the Chairman, consisting of Ronald Rubin, George F. Rubin, Edward A. Glickman and Joseph F. Coradino, which is intended to enable PREIT to maximize the talent and experience of its management team to further support PREIT’s growth initiatives. Pursuant to their employment agreements, Ronald Rubin serves as PREIT’s Chairman and Chief Executive Officer, George F. Rubin serves as Vice Chairman, Edward A. Glickman serves as President and Chief Operating officer and Joseph F. Coradino serves as President of PREIT Services, LLC and PREIT-RUBIN, Inc., as well as remaining PREIT’s Executive Vice President — Retail. On February 28, 2006, Jonathan Weller, a former vice chairman of the Company and former member of the Office of the Chairman, entered into a separation agreement with PREIT, which is described below under “Separation Agreement with Jonathan B. Weller.”

Ronald Rubin’s employment agreement with PREIT was amended and restated effective as of January 1, 2004 for an initial term through December 31, 2006, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. Rubin serves as chairman and chief executive officer of PREIT. Mr. Rubin’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Rubin is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is also obligated to credit $100,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. Rubin or his beneficiaries within 60 days of the termination of his employment for any reason. Under the agreement, the Board of Trustees of PREIT is obligated to nominate Mr. Rubin as a candidate for election to the Board of Trustees at each Annual Meeting of Shareholders at which his term as a trustee is scheduled to expire, so long as Mr. Rubin’s employment has not been terminated and a non-renewal notice has not been given to Mr. Rubin pursuant to the terms of the agreement.

George F. Rubin’s employment agreement with PREIT was amended and restated effective as of January 1, 2004 for an initial term through December 31, 2006, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. Rubin serves as Vice Chairman of PREIT. Mr. Rubin’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Rubin is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is also obligated to credit $35,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. Rubin or his beneficiaries within 60 days of the termination of his employment for any reason. Under the agreement, the Board of Trustees of PREIT is obligated to nominate Mr. Rubin as a candidate for election to the Board of Trustees at each Annual Meeting of Shareholders at which his term as a trustee is scheduled to expire, so long as Mr. Rubin’s employment has not been terminated and a non-renewal notice has not been given to Mr. Rubin pursuant to the terms of the agreement.

Edward A. Glickman entered into an employment agreement with PREIT on November 10, 2000, and entered into an amendment to his employment agreement effective as of January 1, 2004. The employment agreement provides that Mr. Glickman is to serve as President and Chief Operating Officer of PREIT. The term of the employment agreement was made retroactively effective to January 1, 1999 and extended until September 30, 2002, whereupon it automatically renewed for an additional two-year period, which it will continue to do every other September 30 unless and until either party gives notice of termination at least one year prior to the end of the then current term. Under the employment agreement, Mr. Glickman is entitled to a salary increase of $25,000 per year (or a greater amount as determined by the Board of Trustees) on the first day of each January during the term. In accordance with the agreement, Mr. Glickman is eligible each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. Under the employment agreement, PREIT awarded Mr. Glickman 25,000 restricted shares and options to acquire 100,000 shares, both of which had vested in full by January 1, 2004. PREIT also awarded to Mr. Glickman dividend equivalent rights on a notional 50,000 shares. In connection with the dividend equivalent rights, PREIT established a bookkeeping account and credited to it the dividends he would have received if he had owned the notional shares. Mr. Glickman’s rights in these dividends had vested in full by January 1, 2004. No more than 50% of these dividends will be applied to the exercise price of the options to acquire 100,000 shares. Upon the exercise of the options, the number of notional shares is reduced for purposes of subsequent dividend equivalent credits by one-half of a share for each share issued upon exercise. All unapplied dividend amounts will be paid to Mr. Glickman in a lump sum upon the earlier of 90 days after his termination of employment for any reason or the expiration or earlier termination of the last of the options. PREIT is also obligated to credit $25,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. Glickman or his beneficiaries within 60 days of the termination of his employment for any reason.

Joseph F. Coradino’s employment agreement with PREIT was amended and restated effective as of January 1, 2004 for an initial term through December 31, 2006, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. Coradino serves as Executive Vice President — Retail of PREIT. He has also been appointed as the President of PREIT Services, LLC and PREIT-RUBIN, Inc. Mr. Coradino’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Coradino is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is obligated to credit $35,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. Coradino or his beneficiaries within 60 days of the termination of his employment for any reason.

Robert F. McCadden’s employment agreement with PREIT was effective as of May 17, 2004 for an initial term through December 31, 2006, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. Under the agreement, Mr. McCadden serves as Executive Vice President and Chief Financial Officer of PREIT. Mr. McCadden’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. McCadden is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is obligated to credit $25,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. McCadden or his beneficiaries within 60 days of the termination of his employment for any reason.

Separation Agreement with Jonathan B. Weller

Jonathan B. Weller entered into an employment agreement with PREIT effective as of January 1, 2004 for an initial term through December 31, 2006. On March 1, 2006, PREIT announced the retirement of Mr. Weller, effective April 15, 2006. In connection with Mr. Weller’s retirement, on February 28, 2006, PREIT entered into a separation of employment agreement with Mr. Weller. Pursuant to the separation agreement, Mr. Weller’s employment agreement expired and he retired from PREIT’s Board of Trustees, each effective as of March 8, 2006, the date on which the separation agreement became irrevocable. Mr. Weller remained employed as PREIT’s Vice Chairman through April 15, 2006 pursuant to the terms of the separation agreement, which generally provided that Mr. Weller would receive the same base compensation and health, medical and other benefits that he received under the employment agreement. The separation agreement contains mutual releases, as well as confidentiality, non-solicitation and non-disparagement provisions. Pursuant to the separation agreement, Mr. Weller received an aggregate payment of approximately $4.2 million in cash and common shares, including the vesting of 39,477 previously granted restricted common shares. Mr. Weller remains eligible to receive performance shares under PREIT’s 2005-2008 Outperformance Program. Following Mr. Weller’s

retirement as Vice Chairman of PREIT, PREIT and Mr. Weller entered into a consulting agreement under which Mr. Weller served as an independent consultant with respect to PREIT’s human resources and related activities. The term of the agreement was one year through April 14, 2007 and it is terminable on 30 days notice. Mr. Weller received $10,000 per month for his services under the consulting agreement during 2006.

2006 Grants of Plan-Based Awards

The following table shows information concerning grants of plan-based awards made by PREIT in 2006 to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ronald Rubin	2006	$148,512	$297,024	$445,536	—		—
	3/10/2006					9,478			$419,875
	3/10/2006							9,478	$395,707
	Total	$148,512	$297,024	$445,536		9,478		9,478	$815,582

Edward A. Glickman	2006	$114,000	$228,000	$342,000	—		—
	3/10/2006					6,721			$297,740
	3/10/2006							6,721	$280,602
	Total	$114,000	$228,000	$342,000		6,721	—	6,721	$578,342

George F. Rubin	2006	$91,653	$183,306	$274,959	—		—
	3/10/2006					7,336			$324,985
	3/10/2006							7,336	$306,278
	Total	$91,653	$183,306	$274,959		7,336	—	7,336	$631,263

Joseph F. Coradino	2006	$91,653	$183,306	$274,959	—
	3/10/2006					7,336			$324,985
	3/10/2006							7,336	$306,278
	Total	$91,653	$183,306	$274,959		7,336	—	7,336	$631,263

Robert F. McCadden	2006	$56,024	$112,047	$168,071	—		—
	3/10/2006					3,799			$168,296
	2/22/2006							3,800	$158,650
	Total	$56,024	$112,047	$168,071		3,799		3,800	$326,946

Jonathan B. Weller	3/14/2006	N/A	N/A	N/A	—	—	—	6,736	$273,007

(1)	The amounts shown under Non-Equity Incentive Plan Awards represent the potential threshold, target and outperformance awards under the corporate performance component of the 2006 cash incentive compensation plan.

(2)	The numbers shown under Equity Incentive Plan Awards represent the number of RSUs. See “Equity Plans — Restricted Share Unit Program.” The recipient is not entitled to any voting rights in connection with the RSUs. See “Compensation Discussion and Analysis” for a discussion of the objectives of the RSUs. Whether the named executive officers will receive any shares in respect of the RSUs depends on whether the Company achieves certain performance (TRS) objectives. If the measurement period had ended on December 31, 2006, the Company would not have met these objectives.

(3)

The numbers shown under All Other Stock Awards represent the number of time-based restricted shares under the Company’s 2003 Equity Incentive Plan. These shares generally will vest in five equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. As to 1,477 of the restricted shares awarded to each of George F. Rubin and Joseph F. Coradino, the shares will vest in three equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. During the period that the restricted shares have not vested, the recipient is entitled to vote the shares and to receive an amount equal to the dividends that would have been paid on the shares if they were vested. The Company made cash distributions to all holders of common shares of $2.28 per share in 2006. As to Jonathan Weller, the Company awarded the shares, which vested immediately, pursuant to the separation of employment agreement between the Company and Mr. Weller.

(4)	The amounts shown in the Grant Date Fair Value of Stock and Option Awards column represent the fair value of the awards on the date of grant, as computed in accordance with FAS 123(R). Whether the named executive officers ultimately realize any of the value of the equity awards depends on, in the case of RSUs, the Company’s total return to shareholders during the three year period beginning January 1, 2006 and ending December 31, 2008 relative to the companies comprising the MSCI US REIT Index (the “Index REITs”), and, in the case of time-based restricted shares, continued employment with the Company. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to FAS 123(R) with respect to awards of performance-based shares and RSUs, see Note 9, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Valuations with respect to awards of time-based restricted shares are reflected in the table based on the average of the high and low sales price of a common share on the date of grant.

Equity Plans

Restricted Share Unit Program

In 2006, the Compensation Committee made awards in the form of market-based performance contingent restricted share units, or RSUs, under the Company’s 2006-2008 Restricted Share Unit Program. The RSUs represent the right to earn common shares in the future depending on the Company’s TRS for the three year period ending December 31, 2008 (the “Measurement Period”) relative to the TRS for the Measurement Period of the Index REITs. If the Company’s TRS performance is below the 25th percentile of the Index REITs, then no shares will be earned. If the Company’s TRS over the performance period is above the 25th, 50th or 75th percentiles of the Index REITs, then a percentage of the awards ranging from 50% to 150% will be earned. Dividends paid by the Company during the Measurement Period are deemed to be invested in additional RSUs for the account of the named executive officer at the 20-day average price per common share ending on the dividend payment date. If earned, awards will be paid in common shares in an amount equal to the applicable percentage of the number of RSUs in the named executive officer’s account at the end of the Measurement Period.

Except if there is a change of control, participants who are not “specified employees” as defined in Section 409A of the Internal Revenue Code may elect to defer delivery of all or a portion of the shares to be awarded until separation from service, a specified date chosen by the participant, or the earlier of separation from service or a specified date. The Company must deliver the shares to participants who are “specified employees” upon a separation from service on the earlier of six months after separation from service or death. Participants who elect to defer delivery of their shares will have dividend equivalents credited on their deferred shares which will be reinvested in notional shares (on which dividend equivalents will also be credited and so reinvested). A participant who has elected to defer delivery of his or her shares may elect to receive the shares prior to the scheduled delivery date in the event of an unforeseeable emergency.

If, prior to the last day of the Measurement Period, the named executive officer’s employment terminates for any reason, the named executive officer will forfeit all of the RSUs provided that, if the Company’s TRS meets the threshold for the Measurement Period, the Compensation Committee may award the RSUs to the named executive officer. If there is a termination of the employment of a named executive officer for good reason or if the Company terminates the named executive officer’s employment without cause within one year before a change of control, the named executive officer remains eligible under the RSU program as if he or she had remained employed through the end of the Measurement Period.

Outperformance Program

On January 28, 2005, the Compensation Committee of the Board of Trustees approved the PREIT 2005-2008 Outperformance Program for certain of the Company’s officers. The Compensation Committee approved the Outperformance Program pursuant to the Company’s 2003 Equity Incentive Plan, which was approved by the Company’s shareholders in November 2003.

Under the Outperformance Program, if the Company’s TRS over the performance period exceeds the thresholds established by the Compensation Committee and set forth in the Outperformance Program, the Company will award shares to the eligible participants. The aggregate number of shares to be awarded is determined based on the degree to which the Company exceeds the TRS thresholds. Each participant in the Outperformance Program is entitled to receive a portion of the aggregate number of shares based on a percentage allocation specified in the Outperformance Program. The table below shows the applicable performance period and percentage allocation for each of the named executive officers:

Name	Performance or other period until maturation or payout	Percentage Allocation
Ronald Rubin	1/1/2005-12/31/2008	19.7%
Edward A. Glickman	1/1/2005-12/31/2008	12.2%
George F. Rubin	1/1/2005-12/31/2008	12.2%
Joseph F. Coradino	1/1/2005-12/31/2008	12.2%
Robert F. McCadden	1/1/2005-12/31/2008	5.5%
Jonathan B. Weller(1)	1/1/2005-12/31/2008	12.2%

(1)	As discussed elsewhere in this Proxy Statement, pursuant to his separation agreement with the Company, Mr. Weller remains eligible to receive shares under the Outperformance Program, although he is no longer employed by the Company.

The Outperformance Program is based on a measurement period from January 1, 2005 through December 31, 2008 or, if earlier, the date (or, in the case of a business combination, the effectiveness) of a change of control of the Company (as defined in the participant’s employment agreement with the Company). TRS is a measure of the return to shareholders of a REIT, consisting of dividends on a common share during a specified measurement period (which are deemed to be reinvested in shares when paid) plus (or minus) the increase (or decrease) in the market value of a common share from the beginning to the end of the measurement period.

If, for the measurement period, the TRS of the Company exceeds the greater of a dollar amount equal to (a) a 12% compound annual return rate, and (b) 115% of the total return (expressed as a percentage) of the MSCI US REIT Index (“Threshold One”), then the Company will deliver to each participant a number of shares equal to the aggregate number of shares in the bonus pool multiplied by such participant’s percentage interest in the pool. The number of shares available in the bonus pool to be awarded under the Outperformance Program will be (i) the sum of (a) the dollar amount equal to 4.5% multiplied by the amount by which the TRS exceeds Threshold One (but is less than or equal to an amount equal to a 16% compound annual return rate (“Threshold Two”)), multiplied by the weighted average number of outstanding shares and operating partnership units (owned by persons other than the Company) during the performance period, plus (b) the dollar amount, if any, equal to 6.5% multiplied by the amount by which the TRS exceeds Threshold Two, multiplied by the weighted average number of outstanding shares and operating partnership units (owned by persons other than the Company) during the measurement period divided by (ii) the value of one share on the last day of the performance period (using a

20 day average, except in the event of a change of control). If the TRS does not exceed Threshold One, then the Company will not award any shares. In addition, the number of shares available to be awarded under the Outperformance Program may not have a fair market value (calculated as defined above) that exceeds one percent of the fair market value (calculated as described above) of the shares outstanding plus the shares issuable upon redemption of operating partnership units outstanding (owned by persons other than the Company), each determined as of the last day of the performance period.

In order to receive an award under the Outperformance Program, a participant must be employed by the Company on the last day of the performance period, except that if a participant employed under an employment agreement on January 28, 2005 dies, terminates employment due to disability, terminates employment for good reason or is terminated without cause (in each case, as defined in the participant’s employment agreement with the Company), the participant or the participant’s beneficiaries will be eligible to receive the award. The Compensation Committee has the general authority under the Company’s 2003 Equity Incentive Plan (with certain exceptions) to amend an award under the Outperformance Program. If the Company awards shares under the Outperformance Program, the Company will deliver the shares on or about February 15, 2009 or, if there is a change of control, within 30 days after the last day of the performance period. Except if there is a change of control, participants may elect (on or before June 30, 2008) to defer delivery of all or a portion of the shares to be awarded until separation from service, a specified date chosen by the participant, or the earlier of separation from service or a specified date. Participants who elect to defer delivery of their shares will have dividend equivalents credited on their deferred shares which will be reinvested in notional shares (on which dividend equivalents will also be credited and so reinvested). A participant who has elected to defer delivery of his or her shares may elect to receive the shares prior to the scheduled delivery date in the event of an unforeseeable emergency.

Outstanding Equity Awards at 2006 Fiscal Year End

The following table shows information concerning outstanding equity awards at December 31, 2006, including both awards subject to market-based performance conditions and time-based awards, made by PREIT to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Ronald Rubin	150,000	0	0	$25.41	09/29/2007	29,589	$1,165,215	38,529	$1,517,272
Edward A. Glickman	15,000	0	0	$25.41	09/29/2007	20,140	$793,113	26,289	$1,035,261
	100,000	0	0	$17.84	11/09/2010

Total	115,000
George F. Rubin	25,000	0	0	$25.41	09/29/2007	20,915	$823,633	27,287	$1,074,562
Joseph F. Coradino	0	0	0	—	—	20,718	$815,875	26,992	$1,062,945
Robert F. McCadden	0	0	0	—	—	26,585	$1,046,917	15,194	$598,340
Jonathan B. Weller	0	0	0	—	—	—	—	—	—

(1)

The numbers shown under Number of Shares or Units of Stock That Have Not Vested represent the number of time-based restricted shares granted under the Company’s 2003 Equity Incentive Plan and the 1999 Equity Incentive Plan. These shares generally will vest in five equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. As to 1,477 of the restricted shares awarded to each of George F. Rubin and Joseph F. Coradino in 2006, the shares will vest in three equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. The vesting dates of the shares shown in this column are as follows:

Vesting Date	Ronald Rubin	Edward A. Glickman	George F. Rubin	Joseph F. Coradino	Robert F. McCadden
2/15/2007	8,226	5,182	5,965	5,866	7,997
2/15/2008	8,225	5,180	5,962	5,864	7,995
2/17/2009	6,653	5,179	4,979	4,979	7,995
2/16/2010	4,590	3,255	2,838	2,838	1,838
2/15/2011	1,895	1,344	1,171	1,171	760

Total	29,589	20,140	20,915	20,718	26,585

(2)	The market value of shares is based upon the closing market price of the Company’s common shares at the end of 2006 of $39.38.

(3)	The numbers shown under Number of Unearned Shares, Units or Other Rights That Have Not Vested represent the aggregate of the number of performance-based restricted shares and the number of RSUs, including RSUs “acquired” at the then-current price per common share as a result of the application of dividends deemed credited to the account of the named executive officer. The vesting of the performance-based restricted shares depends upon the achievement of certain TRS thresholds measured over multiple years. Pursuant to the terms of the applicable plans and grants, certain awards of performance-based restricted shares that do not vest in one year are eligible to vest in a subsequent year. See “Restricted Share Unit Program” for a description of the vesting terms of the RSUs. The vesting dates of the shares shown in this column are as follows:

Vesting Date	Ronald Rubin	Edward A. Glickman	George F. Rubin	Joseph F. Coradino	Robert F. McCadden

Performance-Based Restricted Shares

2/15/2008	21,052	13,434	14,546	14,251	7,863
2/17/2009	4,757	3,835	3,315	3,315	2,235
2/16/2010	2,695	1,911	1,666	1,666	1,078

Total	28,504	19,180	19,527	19,232	11,176

Performance-Based RSUs

2/17/2009	10,025	7,109	7,760	7,760	4,018

Aggregate	38,529	26,289	27,287	26,992	15,194

2006 Option Exercises and Stock Vested

The following table shows information concerning each 2006 exercise of options and each vesting of restricted shares awarded to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ronald Rubin	0	0	6,332	$255,844
Edward A. Glickman	5,000	$83,300	3,837	$155,034
George F. Rubin	0	0	4,300	$173,742
Joseph F. Coradino	0	0	4,201	$169,741
Robert F. McCadden	0	0	7,237	$292,411
Jonathan B. Weller	15,605	$278,081	51,426	$2,099,613

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

2006 Nonqualified Deferred Compensation

The following table shows information concerning contributions, earnings and balances under non-qualified defined contribution and other deferred compensation plans maintained for PREIT’s Chief Executive Officer, Chief Financial Officer and its four other most highly compensated executive officers.

Name	Registrant Contributions In Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Balance at Last FYE(3)
Ronald Rubin	100,000	61,051	671,561
Edward A. Glickman	25,000	28,590	314,487
George F. Rubin	35,000	18,573	204,300
Joseph F. Coradino	35,000	18,573	204,300
Robert F. McCadden	25,000	8,275	91,025
Jonathan B. Weller	0	0	0

(1)	The amounts reported in this column are reported in the Summary Compensation Table under All Other Compensation.

(2)	The amounts reported in this column are included in the Summary Compensation Table under Change in Pension Value and Nonqualified Deferred Compensation Earnings, to the extent of the above-market earnings. Remaining amounts reported in this column are reported in the Summary Compensation Table under All Other Compensation.

(3)	The amounts reported in this column (excluding the amounts reported in the “Registrant Contributions In Last FY” column and “Aggregate Earnings in Last FY” column) were reported as compensation in prior years.

See “Employment Agreements” for a description of the material terms of the supplemental retirement plans of the named executive officers.

Potential Payments Upon Termination or Change of Control

Following is a summary of the arrangements that provide for payment to a named executive officer at, following or in connection with any termination, including resignation, severance, retirement or constructive termination or in connection with a change of control or a change in the named executive officer’s responsibilities.

Ronald Rubin, George F. Rubin, Joseph F. Coradino and Robert F. McCadden

Termination by Us Other than for Cause, Death or Disability or Termination by Executive for Good Reason. If we terminate Ronald Rubin’s, George F. Rubin’s, Joseph F. Coradino’s or Robert F. McCadden’s (each, an “Executive”) employment agreement for a reason other than for “Cause,” which is defined to include, among other things, fraud in connection with his employment, theft of company funds, indictment for a crime of moral turpitude, breach of confidentiality or non-competition obligations, continued failure to perform duties 30 days after a written demand specifying the nature of the failure, or repeated abuse of alcohol or drugs, or if an Executive terminates the agreement for “Good Reason,” which includes the Company’s material breach of its obligations to the Executive under the employment agreement, after 20 days written notice and failure to cure; relocation of the executive’s principal business office outside of the Philadelphia area (in the case of Mr. McCadden, more than 30 miles from the Company’s current offices in downtown Philadelphia) without the Executive’s consent; the receipt of written notice that the Company elects not to renew the term of his employment agreement; the Company changes the Executive’s job description, office, title and/or responsibilities; in the case of Ronald Rubin and George F. Rubin, the Executive is not nominated for election as a trustee; or the Company’s alteration, to the detriment of the Executive, of the provisions of its organizational documents relating to indemnification or advance of expenses in respect of a claim against him or an act or failure to act while employed at the Company, then:

•	the Company will pay to him (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement; and

•

a cash payment equal to three times (two times in the case of Mr. McCadden) (x) his then-current base salary (payable over three years (two years in the case of Mr. McCadden) or in a lump sum discounted to present value) plus (y) an amount calculated by multiplying the current base salary by the average percentage of base salary paid as a bonus in the last three years; and

•

he, his spouse and dependents will continue to receive medical benefits for three years (two years in the case of George F. Rubin and Mr. Coradino and one year in the case of Mr. McCadden) to the extent the Company was paying for such benefits prior to such termination;

•	any unvested options and restricted shares will vest;

•	any nonqualified share options will remain exercisable until the earlier of 180 days following termination or the scheduled expiration date; and

•	the exercise period for any incentive share options will continue to be governed by the applicable award agreement.

Termination by Us for Cause. If we terminate the Executive’s employment for Cause, then:

•	the Company will pay to him (less applicable withholding taxes) all earned but unpaid amounts under the employment agreement;

•	any vested nonqualified share options will remain exercisable until the earlier of 30 days following termination or the scheduled expiration date;

•	any incentive share options will continue to be governed by the applicable award agreement;

•	any vested restricted shares will be delivered free and clear, subject to any limitations under applicable securities laws;

•	he, his spouse and dependents will have rights under Company health plans as provided by COBRA; and

•

he will not engage in, have an interest in or work for any entity that engages within 25 miles of any property owned by the Company in any activity which competes with the activity of the Company for one year.

Death or Disability. Under our employment agreement with each Executive, if the Executive dies during the term of his employment agreement, or if he is unable to perform his duties for 120 days during any 150 day period and the Company elects to terminate his employment, then:

•	the Company will pay to him or his estate (less applicable withholding taxes):

•

his base salary for the remaining term of the agreement or, in the case of Ronald Rubin, if less than three years, for 36 months and, in the case of George F. Rubin, Mr. Coradino and Mr. McCadden, if less than one year, for 12 months (in the case of disability, amounts paid under disability policies are credited against such amount);

•	all earned but unpaid amounts under the employment agreement; and

•	if the Company achieves its specified performance target, the pro rata portion of any bonus payable under the annual cash incentive plan that he would have earned;

•	any unvested options will vest and the status of any unvested restricted shares will be governed by the terms of the applicable plan;

•

any nonqualified share options will remain exercisable until the earlier of (i) 180 days after the death of the Executive or, in the case of Ronald Rubin, George F. Rubin and Mr. Coradino, if later, the expiration of the applicable period set forth in the share option award agreement or (ii) the scheduled expiration date of the share option; and

•

he, his spouse and dependents will continue to receive medical benefits for the longer of the current term or 36 months to the extent the Company was paying for such benefits prior to such death or disability.

Voluntary Termination. If an Executive voluntarily terminates his employment, the Company will pay to him (less applicable withholding taxes) all earned but unpaid amounts under the employment agreement, and he will have rights under Company health plans as provided by COBRA.

Change of Control. If an Executive’s employment is terminated within six months before or 12 months after a change of control of the Company either for any reason other than death, disability or Cause, or by him for Good Reason, then:

•	the Company will pay to him (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement;

•

a lump sum cash payment equal to three times (two times in the case of Mr. McCadden) (x) his then-current base salary plus (y) an amount which is calculated by multiplying the current base salary by the average percentage of base salary paid as a bonus in the last three years;

•

he, his spouse and dependents will continue to receive medical benefits for three years (two years in the case of George F. Rubin and Mr. Coradino and one year in the case of Mr. McCadden) to the extent the Company was paying for such benefits prior to termination;

•

any unvested options and restricted shares will vest, and if the Company’s total return to shareholders for the period ending on the date of the change of control exceeds thresholds specified in the RSU plan, then RSUs will be deemed to have been earned;

•

any nonqualified share options will remain exercisable until the earlier of (i) 180 days after the change of control or, in the case of Ronald Rubin, George F. Rubin and Mr. Coradino, if later, the expiration of the applicable period set forth in the share option award agreement or (ii) the scheduled expiration date of the share option; and

•

if the Executive is required to pay any excise taxes, the Company will provide tax reimbursement (limited to one-half of such taxes in the case of Mr. McCadden), provided that such tax reimbursement will not be grossed up to cover any taxes assessed on it.

As described above under “Restricted Share Unit Program,” if an Executive’s employment terminates for any reason, he forfeits his RSUs, subject to the right of the Compensation Committee to permit him to receive up to the original number of shares credited to him under the program if the Company’s TRS at least equals the defined threshold for the measurement period, and provided that if his employment is terminated without Cause or for Good Reason within one year before a change of control, he will remain eligible to receive shares. The following tables assume no share issuances under the RSU program because the Company’s TRS through December 31, 2006 did not satisfy the performance condition.

As described above under “Outperformance Plan,” each Executive’s award agreement provides that if he dies, is disabled or terminates employment for Good Reason, or if his employment is terminated without Cause, he or his beneficiaries will remain eligible to receive shares under this plan as though he had remained employed. The following table assumes no share issuances under the Outperformance Plan because the Company’s TRS through December 31, 2006 did not satisfy the threshold condition under the Plan.

As described above under “Employment Agreements,” amounts in the supplemental retirement plan are payable to each Executive or his designated beneficiary within 60 days of the termination of his employment for any reason. See “Nonqualified Deferred Compensation.”

Assuming Ronald Rubin’s employment was terminated under each of these circumstances on December 31, 2006, and without taking into account any value assigned to Mr. Rubin’s covenant not to compete, such payments and benefits would have had an estimated value of:

Ronald Rubin	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)		Other ($)	280G Excise Tax Gross Up ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	1,533,603	729,280	1,165,215	1,122,488	38,022	0	4,588,608
Without Cause or For Good Reason Associated With a Change of Control	1,591,200	729,280	1,165,215	1,122,488	38,022	0	4,646,204
Death	1,591,200	371,280	0	0	38,022	0	2,000,502
Disability	1,118,971	371,280	0	0	38,022	0	1,528,273

Assuming George F. Rubin’s employment was terminated under each of these circumstances on December 31, 2006, and without taking into account any value assigned to Mr. Rubin’s covenant not to compete, such payments and benefits would have had an estimated value of:

George F. Rubin	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)		Other ($)	280G Excise Tax Gross Up ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	1,104,194	569,516	823,633	768,973	25,348	0	3,291,664
Without Cause or For Good Reason Associated With a Change of Control	1,145,664	569,516	823,633	768,973	25,348	0	3,333,134
Death	381,888	229,133	0	0	12,674	0	623,695
Disability	253,382	229,133	0	0	12,674	0	495,189

Assuming Joseph F. Coradino’s employment was terminated under each of these circumstances on December 31, 2006, and without taking into account any value assigned to Mr. Coradino’s covenant not compete, such payments and benefits would have had an estimated value of:

Joseph F. Coradino	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)		Other ($)	280G Excise Tax Gross Up ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	1,104,194	605,374	815,875	757,356	25,372	0	3,308,171
Without Cause or For Good Reason Associated With a Change of Control	1,145,664	605,374	815,875	757,356	25,372	371,327	3,720,967
Death	381,888	229,133	0	0	12,686	0	623,707
Disability	253,382	229,133	0	0	12,686	0	495,201

Assuming Robert F. McCadden’s employment was terminated under each of these circumstances on December 31, 2006, and without taking into account any value assigned to Mr. McCadden’s covenant not to compete, such payments and benefits would have had an estimated value of:

Robert F. McCadden	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)		Other ($)	280G Excise Tax Gross Up ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	664,411	399,458	1,046,917	440,111	0	0	2,550,897
Without Cause or For Good Reason Associated With a Change of Control	689,520	266,305	1,046,917	440,111	0	0	2,442,853
Death	344,760	172,380	0	0	0	0	517,140
Disability	217,460	172,380	0	0	0	0	389,840

Edward A. Glickman

Termination by Us Other than for Cause, Death or Disability or Termination by Mr. Glickman for Good Reason. If we terminate Mr. Glickman’s employment agreement for a reason other than for “Cause,” which is defined solely for purposes of Mr. Glickman’s employment agreement as fraud, theft, misappropriation or embezzlement of the assets or funds of the Company, indictment for a crime involving moral turpitude, breach of confidentiality or non-competition obligations, continued failure to perform duties 20 days after a written demand specifying the nature of the failure, or repeated abuse of alcohol or drugs, or if Mr. Glickman terminates the agreement for “Good Reason,” which is defined solely for purposes of Mr. Glickman’s employment agreement as the Company’s material breach of its obligations to Mr. Glickman, after 20 days written notice and failure to cure; the receipt of written notice that the Company elects not to renew the term of his employment agreement, Ronald Rubin ceases to be the Chief Executive Officer of the Company at any time, or, following a change of control, the Company or any successor does not offer Mr. Glickman an employment agreement for at least three years that provides the same title and responsibilities as he had immediately before the change of control, the same or greater compensation and benefits and that his primary business office will continue to be in the metropolitan Philadelphia area, then:

•	the Company will pay to him (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles;

•	a lump sum equal to three times his then-current base salary; and

•	a lump sum equal to three times the average of the bonuses paid during the three years prior to the termination;

•

all outstanding options granted pursuant to Mr. Glickman’s employment agreement will vest and remain exercisable until the earlier of the option expiration date or the first anniversary of the termination date;

•	all unvested restricted shares granted pursuant to Mr. Glickman’s employment agreement will vest; and

•

he and his family members will continue to receive medical benefits for the balance of the term of Mr. Glickman’s employment agreement prior to termination, plus one year, to the extent such family members were covered prior to such termination.

If Mr. Glickman terminates his employment agreement for Good Reason based on Ronald Rubin having ceased to be Chief Executive Officer of the Company, then Mr. Glickman will not be entitled to the payments, vesting and other entitlements described above unless he terminates his employment during specified periods within six months to one year following the date that Ronald Rubin ceases to be Chief Executive Officer, depending on the reason for such cessation.

Termination by Us for Cause or by Mr. Glickman Voluntarily. If we terminate Mr. Glickman’s employment for Cause, or if he resigns voluntarily, then:

•	the Company will pay to him (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles; and

•

if the Company achieves its specified performance target, the pro rata portion of the annual cash incentive plan that Mr. Glickman would have earned, provided that in the case of a voluntary resignation, Mr. Glickman provides at least six weeks notice;

•	Mr. Glickman will have three months to exercise any vested options;

•	all amounts credited in respect of dividend equivalent rights that are not applied to the exercise price for options will be paid in a lump sum;

•	all vested restricted shares granted pursuant to Mr. Glickman’s employment agreement will be delivered free and clear of any restriction other than restrictions imposed by applicable securities laws;

•

he and his family members will continue to receive medical benefits for six months to the extent such family members were covered prior to such termination, provided that to the extent permitted by law, the Company may charge Mr. Glickman the cost of providing such benefits; and

•

if Mr. Glickman is terminated for fraud, theft, misappropriation, embezzlement, indictment for a crime or repeated abuse of drugs or alcohol, he will not engage in, have an interest in or work for any entity that engages within 25 miles of any property owned by the Company in any activity that competes with the activity of the Company for six months after termination.

Death or Disability. Under our employment agreement with Mr. Glickman, if he dies during the term of his employment agreement or if he is unable to perform his duties for 120 days during any five month period and the Company elects to terminate his employment, then:

•	the Company will pay to him or his estate (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles;

•	in the case of a disability, for two years, an amount each month equal to the difference between his base salary at termination and any disability payments received by him;

•	in the case of death, a lump sum equal to six months of his then-current base salary; and

•

if the Company achieves its specified performance target in the year of his death or termination of his employment due to disability, the pro rata portion of the annual cash incentive plan that Mr. Glickman would have earned;

•	all unvested options granted pursuant to Mr. Glickman’s employment agreement and all restricted shares granted pursuant to Mr. Glickman’s employment agreement will vest; and

•	he and his family members will continue to receive medical benefits for one year to the extent such family members were covered prior to death or disability.

Change of Control. If there is a change of control of the Company, then:

•	all outstanding options granted pursuant to Mr. Glickman’s employment agreement will vest and become exercisable in accordance with their terms; and

•	all unvested restricted shares granted pursuant to Mr. Glickman’s employment agreement will vest.

If Mr. Glickman’s employment is terminated by the Company without Cause following a change of control or within one year preceding the change of control, or by Mr. Glickman for Good Reason within six months following a change of control of the Company, then:

•	Mr. Glickman will receive all payments, vesting and other entitlements provided in the event of a termination without Cause or for Good Reason, as the case may be, prior to a change of control;

•

if Mr. Glickman is subject to any excise taxes, then he may reduce the amount of such payments or distributions to the extent necessary to avoid the excise taxes, or the Company will provide tax reimbursement in an amount equal to one-half of the excise taxes, provided that such tax reimbursement will not be grossed up to cover any taxes assessed on them; and

•	all options will remain exercisable until the earlier of the option expiration date or 24 months following termination of his employment.

As described above under “Restricted Share Unit Program,” if Mr. Glickman’s employment terminates for any reason, he forfeits his RSUs, subject to the right of the Compensation Committee to permit him to receive up to the original number of shares credited to him under the program if the Company’s TRS at least equals the defined threshold for the measurement period, and provided that if his employment is terminated without Cause or for Good Reason within one year before a change of control, he will remain eligible to receive shares. The following table assumes no share issuances under the RSU program because the Company’s TRS through December 31, 2006 did not satisfy the performance condition.

As described above under “Outperformance Plan,” Mr. Glickman’s award agreement provides that if he dies, is disabled or terminates employment for Good Reason, or if his employment is terminated without Cause, he or his beneficiaries will remain eligible to receive shares under the plan as though he had remained employed. The following table assumes no share issuances under the Outperformance Plan because the Company’s TRS through December 31, 2006 did not satisfy the threshold condition under the Plan.

As described above under “Employment Agreements,” amounts in the supplemental retirement plan are payable to Mr. Glickman or his designated beneficiary within 60 days of the termination of his employment for any reason. See “Nonqualified Deferred Compensation.”

Assuming Mr. Glickman’s employment was terminated under each of these circumstances on December 31, 2006, and without taking into account any value assigned to Mr. Glickman’s covenant not to compete, such payments and benefits would have had an estimated value of:

Edward A. Glickman	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)		Other ($)	280G Excise Tax Gross Up ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	1,373,419	540,818	793,113	755,308	857,372	0	4,320,031
Without Cause or For Good Reason Associated With a Change of Control	1,425,000	540,818	793,113	755,308	844,686	199,834	4,558,760
Death	237,500	285,000	793,113	755,308	844,686	0	2,915,608
Disability	665,671	285,000	793,113	755,308	844,686	0	3,343,778

2006 Trustee Compensation

Each trustee who is not an employee of PREIT received an annual retainer for 2006 of $30,000, plus $1,500 per Board of Trustees or committee meeting in which the trustee participated. In addition, the chairpersons of PREIT’s Audit Committee, Compensation Committee and Nominating and Governance Committee each receive an additional annual retainer of $10,000. Non-employee trustees also receive 1,000 restricted shares on or about January 31 of each year under the Restricted Share Plan for Non-Employee Trustees which vest over three years. It has been the practice of PREIT to grant each newly-elected trustee an option to purchase 5,000 shares that vests over four years.

The following table summarizes the fees and other compensation earned by our Trustees for their service on our Board of Trustees and any committees of the Board of Trustees during 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Stephen B. Cohen	43,500	25,744	69,244
M. Walter D’Alessio	42,000	12,404	54,404
Rosemarie B. Greco	61,000	39,625	100,625
Lee H. Javitch	52,500	39,625	92,125
Leonard I. Korman	51,000	39,625	90,625
Ira M. Lubert	61,000	39,625	100,625
Donald F. Mazziotti	43,500	38,197	81,697
Mark E. Pasquerilla	37,500	38,197	75,697
John J. Roberts	56,500	38,197	94,197

(1)	The amounts reported in the Stock Awards column represent the dollar amounts recognized in 2006 for financial statement reporting purposes, as computed in accordance with FAS 123(R). Valuations with respect to awards of time-based restricted shares are reflected in the table based on the average of the high and low sales price of a common share on the date of grant. The following table summarizes the aggregate number of restricted shares and options held by each Trustee at December 31, 2006:

Name	Restricted Shares	Total Options	Exercisable Options	Unexercisable Options
Stephen B. Cohen	1,667	5,000	2,500	2,500
M. Walter D’Alessio	1,000	5,000	1,250	3,750
Rosemarie B. Greco	2,001	7,000	7,000	0
Lee H. Javitch	2,001	8,000	8,000	0
Leonard I. Korman	2,001	6,000	6,000	0
Ira M. Lubert	2,001	5,000	5,000	0
Donald F. Mazziotti	2,001	5,000	3,750	1,250
Mark E. Pasquerilla	2,001	5,000	3,750	1,250
John J. Roberts	2,001	5,000	3,750	1,250

Equity Compensation Plans

The following table summarizes PREIT’s equity compensation plans as of December 31, 2006:

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by shareholders	345,227	(2)	$23.43	1,886,771	(3)
Equity compensation plans not approved by shareholders	28,050	(4)	$23.85	146,320	(5)

Total	373,277		$23.46	2,033,091

(1)	Does not include shares reflected in the column entitled “Number of shares to be issued upon exercise of outstanding options, warrants and rights.”

(2)	Does not include 416,064 restricted shares awarded under PREIT’s 1999 and 2003 Equity Incentive Plans that were outstanding and unvested at December 31, 2006.

(3)	Includes 1,818,214 shares available for awards under PREIT’s 2003 Equity Incentive Plan as of December 31, 2006. The 2003 plan was adopted by PREIT’s Board of Trustees and shareholders in 2003 and authorized PREIT to issue up to 2,500,000 shares in connection with awards of restricted shares, options, share appreciation rights, performance shares, contract shares, bonus shares and dividend equivalent rights. PREIT may make awards under the 2003 plan to its non-employee trustees, officers and other key employees. The Compensation Committee of PREIT’s Board of Trustees administers the 2003 Plan. Also includes 68,557 shares available for issuance under PREIT’s qualified employee share purchase plan as of December 31, 2006.

(4)	Represents shares issuable upon the exercise of options granted under the PREIT-RUBIN 1998 Stock Option Plan. Does not include 16,674 restricted shares awarded under PREIT’s Restricted Share Plan for Non-Employee Trustees that were outstanding and unvested at December 31, 2006. The Restricted Share Plan for Non-Employee Trustees was adopted in 2002 and authorized PREIT to issue to its trustees who are not employees of PREIT or any of its affiliates up to 50,000 restricted shares. The plan provides for the automatic grant of 1,000 shares to each non-employee trustee on January 31 of each year. As of December 31, 2006, 35,000 restricted shares had been granted under the plan. The restricted shares vest in three approximately equal annual installments so long as the recipient remains a trustee of PREIT. The plan is administered by the Compensation Committee of PREIT’s Board of Trustees.

(5)	Includes 15,000 shares available for issuance under PREIT’s Restricted Share Plan for Non-Employee Trustees and 131,320 shares available for issuance under PREIT’s non-qualified employee share purchase plan as of December 31, 2006.

Board Matters

PREIT has a standing Compensation Committee, a standing Audit Committee and a standing Nominating and Governance Committee. PREIT’s bylaws authorize the establishment of a standing executive committee to consist of three members. PREIT’s Board of Trustees has not yet appointed any members to the executive committee. If duly constituted, the executive committee will be authorized to exercise all of the powers and authority of the Board of Trustees between meetings of the Board of Trustees, except for matters that are expressly reserved by PREIT’s bylaws to the full Board of Trustees or to another committee of the Board of Trustees.

Executive Compensation and Human Resources Committee

The Compensation Committee is comprised of Rosemarie B. Greco, Chair, M. Walter D’Alessio, Lee H. Javitch, Leonard I. Korman and Ira M. Lubert. The principal duties of the Compensation Committee are to review and approve goals and objectives relevant to the compensation of PREIT’s Chief Executive Officer and other executive officers, to set the annual and long term compensation of PREIT’s executive officers in accordance with those goals and objectives and in light of existing agreements, to make recommendations to PREIT’s Board of Trustees regarding incentive compensation and equity-based plans, and to administer these plans. The Compensation Committee does not have the authority to delegate any portion of its responsibilities over the compensation of PREIT’s executive officers to others, although it is assisted by, and consults with, others.

The Compensation Committee met seven times during 2006. Meeting agendas are set by the Chair. The Compensation Committee considers the recommendations of PREIT’s Chief Executive Officer in establishing compensation for the named executive officers and invited the Chief Executive Officer to participate in meetings to discuss the compensation of PREIT’s named executive officers.

The Compensation Committee has the exclusive authority to retain and terminate executive compensation consultants that assist in the evaluation of trustee or executive officer compensation. In August 2005, following interviews with and consideration of other consulting firms, the Compensation Committee engaged Towers, Perrin, Forster & Crosby, Inc. to serve as the consultant to the Compensation Committee. In connection with 2006 compensation, the consultant reviewed PREIT’s existing compensation programs and made recommendations to the Compensation Committee regarding certain changes to the cash incentive and equity-based programs used for 2005. The consultant also presented compensation data from several sources, including a survey of executive compensation among REITs prepared by the National Association of Real Estate Investment Trusts, proprietary data bases developed by the consultant and proxy statements of selected REITs.

The Compensation Committee’s primary process for setting executive compensation is described under “Compensation Discussion and Analysis — Compensation Committee Process.”

Audit Committee

The Audit Committee, which is comprised of John J. Roberts, Chair, Stephen B. Cohen, Lee H. Javitch and Donald F. Mazziotti, met four times during 2006. The principal duties of the Audit Committee are to oversee PREIT’s accounting and financial reporting processes and the audit of PREIT’s financial statements, to select and retain independent auditors, to review with management and the independent auditors PREIT’s annual financial statements and related footnotes, to review PREIT’s internal audit activities, to review with the independent auditors the planned scope and results of the annual audit and their reports and recommendations and to review with the independent auditors matters relating to PREIT’s system of internal controls.

PREIT’s audit committee charter provides that no member of the Audit Committee may serve on the audit committee of more than two other public companies unless the Board of Trustees determines that such service would not impair the member’s ability to effectively serve PREIT’s Audit Committee. John J. Roberts presently serves on the audit committees of three public companies other than PREIT. The Board of Trustees has considered Mr. Roberts’ service on these audit committees and has determined that Mr. Roberts’ service on the other audit committees will not impair his ability to effectively serve in his role on PREIT’s Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised of Ira M. Lubert, Chair, M. Walter D’Alessio, Rosemarie B. Greco, Leonard I. Korman and John J. Roberts, met three times during 2006. The principal duties of the Nominating and Governance Committee are to identify individuals qualified to become trustees of PREIT, recommend trustee nominees and trustee committee appointments to the Board, develop and recommend a set of governance principles applicable to PREIT and oversee the evaluation of the performance of PREIT’s Board of Trustees and management with respect to matters other than compensation.

The Nominating and Governance Committee chooses candidates for the office of trustee without regard to sex, race, religion or national origin, and its charter specifies the following minimum qualifications, qualities and skills that a committee-recommended nominee must possess: the highest character and integrity; sufficient experience to enable a meaningful contribution to PREIT and its Board of Trustees; and sufficient time available to devote to PREIT’s affairs and to carry out the responsibilities of a trustee. The Nominating and Governance Committee does not solicit recommendations from shareholders regarding trustee nominee candidates, but will consider any such recommendation received in writing and accompanied by sufficient information to enable the Nominating and Governance Committee to asses the candidates’ qualifications, along with confirmation of the candidates’ consent to serve as a trustee if elected. Such recommendations should be sent care of Bruce Goldman, Executive Vice President and General Counsel, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. Any recommendation received from shareholders after January 1 of any year will not be considered until the following year. In addition to considering candidates recommended by shareholders, the Nominating and Governance Committee considers potential candidates recommended by PREIT’s current trustees and officers, and is authorized to utilize independent search firms to assist in identifying candidates. The Nominating and Governance Committee screens all candidates in the same manner regardless of the source of the recommendation, but only shareholder recommendations are subject to the January 1 deadline for submission for consideration in any given year. In each case, the Nominating and Governance Committee determines whether a recommended candidate meets PREIT’s minimum qualifications and possesses the qualities and skills for trustees and whether requesting additional information or an interview is appropriate.

Meetings of Non-employee Trustees

In addition to PREIT’s Board and committee meetings, the non-employee members of PREIT’s Board meet separately at regularly scheduled meetings. The presiding member of these meetings rotates at each meeting. In addition to the regularly scheduled meetings of the non-employee members of PREIT’s Board of Trustees, PREIT’s independent trustees meet separately at least once per year.

Communicating with the Board of Trustees

Any interested party wishing to communicate with PREIT’s Board of Trustees, the non-employee trustees or any individual PREIT trustee on a confidential basis may do so in writing addressed, as applicable, to the Board, the non-employee trustees or the individual trustee and sent care of Bruce Goldman, Executive Vice President and General Counsel, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. PREIT’s General Counsel will review any such communication and will deliver all such communications to the addressee.

Meetings of the Board of Trustees

The Board of Trustees met seven times in 2006. All of the trustees attended at least 75% of Board and applicable committee meetings in 2006. The Board’s policy is that trustees are expected to attend PREIT’s Annual Meeting of shareholders. Last year, all of the trustees other than M. Walter D’Alessio and Mark E. Pasquerilla attended the Annual Meeting.

Corporate Governance

PREIT’s corporate governance guidelines, code of business conduct and ethics for non-employee trustees, code of business conduct and ethics for officers and employees, related party transaction policy and the governing charters for the Audit, Nominating and Governance and Compensation Committees of PREIT’s Board of Trustees are available free of charge on PREIT’s website at www.preit.com, as well as in print to any shareholder upon request. PREIT’s Board of Trustees and Nominating and Governance Committee regularly review corporate governance developments and modify these guidelines, codes and charters as warranted. Any modifications are reflected on PREIT’s website.

More than half of the members of PREIT’s Board of Trustees are independent trustees. For a trustee to be considered independent, PREIT’s Board must determine that the trustee does not have any direct or indirect material relationship with PREIT. PREIT’s Board has established guidelines to assist it in determining trustee independence. These guidelines conform to the independence requirements contained in the New York Stock Exchange listing rules. In addition, PREIT’s Board has adopted categorical standards to assist it in making determinations of independence. The guidelines and the categorical standards that PREIT’s Board of Trustees uses to determine whether a trustee is independent specify that:

1.	Other than in his or her capacity as a trustee or shareholder of the Company, no independent trustee shall have a material relationship with the Company (either directly or as a partner, shareholder, officer or other affiliate of an organization (including a charitable organization) that has a material relationship with the Company). For this purpose, a trustee shall be presumed not to have a material relationship with the Company if he or she is not and, within the past two years, has not been an executive officer of, or the direct or indirect owner of more than 10% of the equity interest in, any business or professional entity:

•

that within the last two years has made or received, or going forward proposes to make or receive, payments to or from the Company or any of its subsidiaries for property or services in excess of 5% of (i) the Company’s consolidated gross revenues for its last full fiscal year, or (ii) the other entity’s consolidated gross revenues for its last full fiscal year; or

•	to which the Company or any of its affiliates is indebted in an aggregate amount exceeding 5% of the Company’s total consolidated assets as of the end of the Company’s last full fiscal year.

2.	No independent trustee shall have been employed by the Company, and no immediate family member of an independent trustee shall have been an executive officer of the Company, within the past three years.

3.	No independent trustee shall have received more than $100,000 in direct annual compensation from the Company within the past three years, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

4.	No independent trustee shall have been affiliated with or employed by a present or former auditor of the Company within the last three years.

5.	Within the last three years, no independent trustee shall have been an employee of another company if an executive officer of the Company then served on the compensation committee of such other company.

6.	Within the last three years, no independent trustee shall have served as an executive officer or employee of a company that made payments to, or received payments from, the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.

7.	No immediate family member of an independent trustee shall fit within the categories prohibited by any of the foregoing (other than with respect to the prohibition on employment by the Company, which addresses immediate family members directly), and no independent trustee may have any relationships with the Company that are substantially similar to any of the categories prohibited by the foregoing.

8.	Independent trustees shall satisfy any other independence criteria required by applicable law or regulation or established by the Board of Trustees.

The Board has determined that the following eight members of PREIT’s thirteen member Board of Trustees satisfy the New York Stock Exchange’s independence requirements and PREIT’s guidelines: Stephen B. Cohen, M. Walter D’Alessio, Rosemarie B. Greco, Lee H. Javitch, Leonard I. Korman, Ira M. Lubert, Donald F. Mazziotti and John J. Roberts.

In 2006, in its consideration of Mr. Cohen’s independence, the Board of Trustees considered the potential interest of Mr. Cohen’s mother in a development project contemplated by PREIT. PREIT might provide a group of persons that includes Ms. Cohen with an opportunity to participate in the development project. The Board of Trustees has been advised that Ms. Cohen will not participate, directly or as part of the group, as an investor in the development project. As a result, the Board of Trustees (excluding Mr. Cohen) determined that Mr. Cohen continues to meet the applicable standards for determining his independence.

All members of the Compensation Committee, Audit Committee and Nominating and Governance Committee of PREIT’s Board of Trustees must be, and are, independent trustees. Members of the Audit Committee must also, and do, satisfy additional Securities and Exchange Commission independence requirements, which provide that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from PREIT or any of its subsidiaries other than compensation for serving on PREIT’s Board or on committees of PREIT’s Board.

Related Party Transaction Policy

At its February 2007 meeting, PREIT’s Board of Trustees adopted a written policy related to the review and approval or ratification of related party transactions. The procedures set forth in the policy do not replace or supersede any other policies or procedures related to the approval of transactions by PREIT as set forth in PREIT’s other corporate governance policies or as required by law.

The related party transaction policy requires that any related party transaction be reviewed and approved or ratified by a special committee of independent trustees. The special committee is selected by the Board of Trustees upon the recommendation of PREIT’s Nominating and Governance Committee. Any member of the special committee with an interest in a related party transaction will not vote on the approval or ratification of the transaction, but may participate, to the extent requested by the chair of the special committee, in the special committee’s consideration of the transaction. The initial members of the special committee will be appointed by the Board of Trustees upon the recommendation of the Nominating and Governance Committee following the 2007 Annual Meeting of Shareholders.

Related parties that are covered by the policy include any executive officer, trustee, nominee for trustee or 5% shareholder of PREIT, any immediate family member of those persons, any entity that is owned or controlled by any of the foregoing persons or any entity in which such a person is an executive officer or has a substantial ownership interest. Related party transaction means any transaction or series of similar transactions and any material amendment or modification to such a transaction:

•	involving an amount of at least $120,000 in which PREIT is a participant and in which a related party will have a direct or indirect material interest; and

•	that occurred subsequent to the adoption of the policy and has not previously been approved or ratified pursuant to the policy.

The related party transaction policy expressly excepts certain ordinary course transactions from the review, approval and ratification requirements of the policy.

The related party transaction policy requires executive officers and trustees of PREIT to notify PREIT’s General Counsel as soon as reasonably practicable of any potential related party transaction. PREIT’s General Counsel then determines whether the transaction requires compliance with the related party transaction policy. If the transaction is a related party transaction, full details of the transaction are submitted to the special committee. The special committee will then determine to ratify or approve the transaction at the special committee’s next regularly scheduled meeting. The special committee considers, among other things, whether:

•	the terms of the transaction are fair to PREIT and are on the same basis as if the transaction did not involve a related party;

•	the reasons for PREIT entering into the transaction;

•	whether the transaction would impair the independence of a non-management trustee;

•	whether the transaction presents an improper conflict for any trustee or executive officer of PREIT; and

•	the materiality of the transaction.

None of the transactions described below under the heading “Transactions with Management” were reviewed, ratified or approved pursuant to PREIT’s related transaction policy because each of the transactions was entered into before PREIT adopted the policy. Each of the transactions described below were, to the extent deemed necessary and appropriate by the Board of Trustees, reviewed and approved by PREIT’s Board of Trustees and, as appropriate, the independent or non-management members of PREIT’s Board of Trustees.

Transactions with Management

New Castle Transaction

On April 28, 2003, New Castle Associates acquired Cherry Hill Mall from The Rouse Company in exchange for New Castle Associates’ interest in Christiana Mall, cash and the assumption by New Castle Associates of mortgage debt on Cherry Hill Mall. One of the partners of New Castle Associates, which was both the sole general partner and a limited partner of New Castle Associates, is Pan American Associates, which is controlled by Ronald Rubin and George F. Rubin. Also on April 28, 2003, PREIT acquired 49% of the aggregate partnership interests in New Castle Associates from partners of New Castle Associates other than Pan American Associates, in exchange for an aggregate of 585,422 common units of limited partnership interest of PREIT Associates, L.P. (“Units”). PREIT subsequently increased its aggregate ownership interest in New Castle Associates to approximately 73%. PREIT also obtained an option to acquire the remaining interests in New Castle Associates, including that of Pan American Associates, in exchange for an aggregate of 609,317 Units, which it exercised in May 2004. As a result, PREIT now owns 100% of New Castle Associates. Ronald Rubin, George F. Rubin and the Non-QTIP Marital Trust under the Will of Richard I. Rubin received 206,899 Units, 30,728 Units and 172,074 Units, respectively. Ronald Rubin and George F. Rubin are beneficiaries of the Non-QTIP Marital Trust under the Will of Richard I. Rubin.

Holders of Units generally receive distributions at the approximate times, and in the same amounts, as PREIT pays dividends to its shareholders. Units may be redeemed by their holders for an amount per Unit equal to the average closing price of a PREIT common share on the 10 trading days immediately before the date notice of redemption is received by PREIT in its capacity as general partner of PREIT Associates, L.P. PREIT has the right to acquire any Units tendered for redemption for cash or PREIT shares, on the basis of one share for each Unit, subject to adjustments for share splits and other capital changes.

PREIT has agreed to provide tax protection related to its acquisition of New Castle Associates to the prior owners of New Castle Associates for a period of eight years following the closing of the transaction between New Castle Associates and The Rouse Company. Ronald Rubin and George F. Rubin are beneficiaries of this tax protection agreement.

Crown Transaction

In November 2003, PREIT merged with Crown American Realty Trust (“Crown”). In accordance with the merger agreement between PREIT and Crown, PREIT expanded the size of its Board of Trustees by two in December 2003 and elected Messrs. Pasquerilla and Mazziotti, who were members of Crown’s board at the time of the merger, to fill the vacancies created by the expansion. Messrs. Pasquerilla and Mazziotti continue to serve on PREIT’s Board of Trustees. At the time of the merger, Mr. Pasquerilla was also Crown’s chairman and chief executive officer.

In connection with the merger, PREIT Associates, L.P. acquired substantially all of the assets and liabilities of Crown American Properties, L.P. (“CAP”) other than an 11% interest in the capital and 1% interest in the profits of two partnerships that owned or ground leased 12 shopping malls. CAP’s retained interest in the two partnerships (the “Retained Interest”) entitled CAP to a quarterly cumulative preferred distribution of $184,300. On December 27, 2006, PREIT Associates and CAP entered into a Purchase and Sale Agreement (the “Exchange Agreement”). Under the Exchange Agreement, PREIT Associates purchased the Retained Interest, effective as of 11:59 p.m. on December 31, 2006, in exchange for 341,297 Units. Based on the price of a common share of beneficial interest of PREIT on December 29, 2006, the value of the Units issued was approximately $13.4 million.

The Exchange Agreement was based upon and consistent with the financial and other terms of a put-call arrangement that was entered into by PREIT Associates and CAP in connection with the merger and prior to Mr. Pasquerilla’s service as a trustee of the Company. PREIT’s Board of Trustees, excluding Mr. Pasquerilla, reviewed, considered and approved the Exchange Agreement.

PREIT also entered into a tax protection agreement with Mr. Pasquerilla and certain entities with which he is affiliated (the “Pasquerilla Group”) in connection with the merger. Under this tax protection agreement, PREIT agreed not to dispose of certain protected properties acquired in the merger in a taxable transaction until the earlier of November 20, 2011 or the date on which the Pasquerilla Group collectively owns less than 25% of the aggregate of the shares and Units that they acquired in the merger. If PREIT violates the tax protection agreement during the first five years of the protection period, it would owe as damages the sum of the hypothetical tax owed by the Pasquerilla Group, plus an amount intended to make the Pasquerilla Group whole for taxes that may be due upon receipt of those damages. From the end of the first five years through the end of the tax protection period, damages are intended to compensate the affected parties for interest expense incurred on amounts borrowed to pay the taxes incurred on the prohibited sale. If PREIT were to sell properties in violation of the tax protection agreement, the amounts that PREIT would be required to pay to the Pasquerilla Group could be substantial.

The members of the Pasquerilla Group entered into several additional agreements with PREIT in connection with the closing of the merger. These agreements include (1) a shareholder agreement, under which the Pasquerilla Group agreed that, for a period of five years and nine months following the closing of the merger, if any of them transfer the PREIT common shares received by the Pasquerilla Group in connection with the merger or the related transactions other than in accordance with the terms of the shareholder agreement, they will forfeit a portion of their rights under the tax protection agreement or, in certain circumstances, Mr. Pasquerilla can elect to resign from PREIT’s Board of Trustees in lieu of forfeiting a portion of the rights under the tax protection agreement; (2) a registration rights agreement, under which PREIT granted to the Pasquerilla Group certain registration rights in respect of the PREIT common shares and the PREIT common shares underlying Units received by the Pasquerilla Group in connection with the merger and the related transactions; (3) a standstill agreement, under which the Pasquerilla Group agreed to certain restrictions on their ability to acquire additional securities of PREIT or otherwise seek, alone or together with others, to acquire control of the Board of Trustees of PREIT, which restrictions will remain in place until the later of the eighth anniversary of the closing of the merger or such time as Mr. Pasquerilla no longer serves as a trustee of PREIT; (4) a non-competition agreement, under which the Pasquerilla Group agreed that, for a period of eight years following the closing of the merger, they will not engage in certain activities that would be competitive with PREIT, solicit PREIT’s employees or induce PREIT’s business contacts to curtail or terminate their business relationship with PREIT; and (5) an intellectual property license agreement, under which certain members of the Pasquerilla Group granted a non-exclusive, non-assignable, non-transferable, non-sublicenseable, royalty-free license for PREIT and its affiliates to use certain intellectual property and domain names associated with the Crown name and logo.

Cumberland Mall Transaction

On October 8, 2004, PREIT signed an agreement to purchase 100% of the partnership interests in Cumberland Mall Associates, a New Jersey limited partnership that owned the Cumberland Mall in Vineland, New Jersey. On February 1, 2005, PREIT completed this purchase and the purchase of a vacant 1.7 acre undeveloped parcel adjacent to the mall. PREIT-RUBIN, Inc. had provided management and leasing services to Cumberland Mall since 1997 for Cumberland Mall Associates. Ronald Rubin and George F. Rubin controlled and had a substantial ownership interest in Cumberland Mall Associates and the entity that owned the adjacent undeveloped parcel.

The total price paid for the mall and the adjacent undeveloped parcel was approximately $59.5 million, including the assumption of approximately $47.7 million in mortgage debt. PREIT paid the approximately $0.9 million purchase price of the adjacent parcel in cash. After certain closing adjustments, the portion of the purchase price for the mall remaining after assumption of the mortgage debt was approximately $11.0 million, which was paid using Units that were valued based on the average of the closing prices of PREIT’s common shares on the ten consecutive trading days immediately before the closing date of the transaction. At the closing, Ronald Rubin, George F. Rubin, Judith Garfinkel, Timothy Rubin and the Non-QTIP Marital Trust under the Will of Richard I. Rubin received 107,582 Units, 40,256 Units, 15,280 Units 8,186 Units and 45,853 Units, respectively. Judith Garfinkel is the sister of Ronald and George F. Rubin. Timothy Rubin is the son of George F. Rubin.

A committee of non-management trustees was formed to evaluate the transactions on behalf of PREIT. The committee obtained an independent appraisal and found the purchase price to be fair to PREIT. The committee also approved the reduction of the fee payable by Cumberland Mall Associates to PREIT-RUBIN, Inc. under the existing management agreement upon the sale of the mall from 3% of the purchase price to 1% of the purchase price. PREIT’s Board of Trustees also approved the transaction.

PREIT has agreed to provide tax protection related to its acquisition of Cumberland Mall Associates to the prior owners of Cumberland Mall Associates for a period of eight years following the closing. Ronald Rubin and George F. Rubin are beneficiaries of this tax protection agreement.

Separation Agreement with Jonathan B. Weller

Jonathan B. Weller entered into an employment agreement with PREIT effective as of January 1, 2004 for an initial term through December 31, 2006. On March 1, 2006, PREIT announced the retirement of Mr. Weller, effective April 15, 2006. In connection with Mr. Weller’s retirement, on February 28, 2006, PREIT entered into a separation of employment agreement with Mr. Weller. Pursuant to the separation agreement, Mr. Weller’s employment agreement expired and he retired from PREIT’s Board of Trustees, each effective as of March 8, 2006, the date on which the separation agreement became irrevocable. Mr. Weller remained employed as PREIT’s Vice Chairman through April 15, 2006 pursuant to the terms of the separation agreement, which generally provided that Mr. Weller would receive the same base compensation and health, medical and other benefits that he received under the employment agreement. The separation agreement contains mutual releases, as well as confidentiality, non-solicitation and non-disparagement provisions. Pursuant to the separation agreement, Mr. Weller received an aggregate payment of approximately $4.2 million in cash and common shares, including the vesting of 39,477 previously granted restricted common shares. Mr. Weller remains eligible to receive performance shares under PREIT’s 2005-2008 Outperformance Program. Following Mr. Weller’s retirement as Vice Chairman of PREIT, PREIT and Mr. Weller entered into a consulting agreement under which Mr. Weller served as an independent consultant with respect to PREIT’s human resources and related activities. The term of the agreement was one year through April 14, 2007 and was terminable on 30 days notice. Mr. Weller received $10,000 per month for his services under the consulting agreement during 2006.

Other Transactions

PREIT-RUBIN, Inc. currently provides management, leasing and development services for eight properties owned by partnerships and other entities in which Ronald Rubin and George F. Rubin, collectively with members of their immediate families and affiliated entities, have significant ownership interests. Total revenues earned by PREIT-RUBIN, Inc. for such services were $0.7 million for the year ended December 31, 2006. In addition, the mother of Stephen B. Cohen, a trustee of PREIT, has an interest in two additional properties for which PREIT-RUBIN, Inc. provides management, leasing and development services. Total revenues earned by PREIT-RUBIN, Inc. for such services were $0.4 million for the year ended December 31, 2006.

PREIT-RUBIN, Inc. holds a note receivable from an entity in which Ronald Rubin and George F. Rubin have an interest with a balance of $0.1 million that is due in installments through 2010 and bears interest at a rate of 10% per annum.

PREIT leases its principal executive offices from Bellevue Associates, an entity in which certain PREIT officers/trustees have an interest. The office lease has a 10 year term that commenced on November 1, 2004. PREIT has the option to renew the office lease for up to two additional five year periods at the then-current fair market rate calculated in accordance with the terms of the office lease. PREIT has the right on one occasion at any time during the seventh lease year to terminate the lease upon the satisfaction of certain conditions. PREIT rents approximately 68,100 square feet under the lease. Effective June 1, 2004, PREIT’s base rent is $1.4 million per year during the first five years of the lease and $1.5 million per year during the second five years. PREIT’s total rent expense in 2006 was approximately $1.5 million. Ronald Rubin and George F. Rubin, collectively with members of their immediate families and affiliated entities, own approximately a 50% interest in Bellevue Associates.

PREIT uses an airplane in which Ronald Rubin owns a fractional interest. PREIT paid $38,000 in 2006 for flight time used by employees on PREIT-related business.

Ronald Rubin and George F. Rubin are brothers. Two of George F. Rubin’s sons, Daniel Rubin and Timothy Rubin, are employed by subsidiaries of PREIT. Daniel Rubin is Vice President–Asset Management of PREIT and his annual salary in 2006 was approximately $112,000 and in 2007 is approximately $125,000. Timothy Rubin is Executive Vice President–Leasing of PREIT and his annual salary in 2006 was $210,000 and in 2007 is approximately $254,000. In addition, Daniel Rubin received 1,400 restricted shares in 2006 valued at $58,527 and his bonus for 2006 was approximately $29,000 and Timothy Rubin received 4,400 restricted shares in 2006 valued at $183,942 and his bonus for 2006 was approximately $132,000.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was during 2006 an employee, or is or ever has been an officer, of PREIT or its subsidiaries. No executive officer of PREIT served as a director or a member of the compensation committee of another company, one of whose executive officers serves as a member of PREIT’s Board of Trustees or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires PREIT’s executive officers and trustees and persons who own more than ten percent of a registered class of PREIT’s equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish PREIT with copies of these reports. Based on PREIT’s review of the copies of the reports it has received, and written representations received from certain reporting persons with respect to the filing of reports on Forms 3, 4 and 5, PREIT believes that all filings required to be made under Section 16(a) by the reporting persons since the beginning of 2006 were made on a timely basis except for the following: one filing made by David J. Bryant, a former Senior Vice President of PREIT, reporting the forfeiture of 10,500 restricted shares to PREIT in connection with the termination of his employment, one filing made by George F. Rubin reporting the disposition by gift of 1,300 shares and one filing made by Mark E. Pasquerilla reporting the acquisition of 341,297 Units.

Audit Committee Report

PREIT’s Audit Committee is governed by an amended and restated charter that was originally approved and adopted by PREIT on April 14, 2004. PREIT’s Board of Trustees has determined that all of the members of the Audit Committee are independent based on the New York Stock Exchange listing rules and PREIT’s own independence guidelines. Each member of the committee also meets the SEC’s additional independence requirements for audit committee members. In addition, PREIT’s Board of Trustees has determined that John J. Roberts is an “audit committee financial expert,” as defined by SEC rules.

PREIT’s management has primary responsibility for PREIT’s financial statements. KPMG LLP, PREIT’s independent auditor for 2006, is responsible for expressing an opinion on the conformity of PREIT’s audited financial statements with generally accepted accounting principles. Before PREIT’s annual report on Form 10-K for the year ended December 31, 2006 was filed with the SEC, the Audit Committee reviewed and discussed with management and KPMG LLP the audited financial statements of PREIT for the year ended December 31, 2006, which included the consolidated balance sheets of PREIT as of December 31, 2006 and 2005, the related consolidated statements of income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2006, and the notes thereto. In connection with this review, the Audit Committee, among other things:

•	made inquiries of PREIT’s internal auditor and KPMG LLP with respect to the reliability and integrity of PREIT’s accounting policies and financial reporting practices; and

•	reviewed with KPMG LLP its views on the quality of PREIT’s implementation of accounting principles, disclosure practices and use of accounting estimates in preparing the financial statements.

The Audit Committee discussed with KPMG LLP the matters required to be discussed by SAS 61 (Communications with Audit Committees), as amended by SAS 90 (Audit Committee Communications), which include, among other items, matters related to the conduct of the audit of PREIT’s financial statements. The Audit Committee received written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, which relates to the accountants’ independence from PREIT and its related entities, and has discussed with KPMG its independence from PREIT.

Based on the review and discussions referred to above, the Audit Committee recommended to PREIT’s Board of Trustees that PREIT’s audited financial statements be included in PREIT’s annual report on Form 10-K for the year ended December 31, 2006.

SUBMITTED BY THE AUDIT COMMITTEE OF THE

BOARD OF TRUSTEES

John J. Roberts, Chair

Stephen B. Cohen

Lee H. Javitch

Donald F. Mazziotti

Additional Information Regarding Our Independent Auditors

In addition to retaining KPMG LLP (“KPMG”) to audit PREIT’s consolidated financial statements for 2006, PREIT retained KPMG to provide other auditing and advisory services in 2006. PREIT understands the need for KPMG to maintain objectivity and independence in its audit of PREIT’s financial statements. To minimize relationships that could appear to impair the objectivity of KPMG, PREIT’s Audit Committee is required to pre-approve all non-audit work performed by KPMG.

The aggregate fees billed for professional services by KPMG in 2006 and 2005 for these various services were:

Type of Fees	2006	2005
Audit Fees	$844,000	$961,000
Audit-Related Fees	41,000	90,000
Tax Fees	296,000	454,000

Total	$1,181,000	$1,505,000

In the table above, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees PREIT paid KPMG for professional services for the audit of PREIT’s consolidated financial statements included in PREIT’s Forms 10-K, review of financial statements included in PREIT’s Forms 10-Q and for services that are normally provided by the accountant in connection with the review of other filings and consents; “audit-related fees” are fees for audits and reviews of partnership financial statements to satisfy lender or partnership agreement requirements and for comfort letter; and “tax fees” are fees for tax compliance and other tax consultation related to transactions consummated by PREIT during 2006, 2005 and 2004.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee pre-approves all audit and permissible non-audit services to be provided to us by our independent auditor. The Audit Committee has delegated pre-approval authority between meetings of the Audit Committee to the chair of the Audit Committee. The fees listed in the table above were properly pre-approved. The Audit Committee or its chair considered the nature of the non-audit services provided by KPMG and determined that those services were compatible with the provision of independent audit services by KPMG.

Principal Security Holders

The following table shows information concerning beneficial ownership of PREIT’s shares by the only persons known by PREIT as being the beneficial owner of more than 5% of PREIT’s common shares of beneficial interest based on PREIT’s review of publicly available filings made with the Securities and Exchange Commission by such persons:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of Date of Applicable SEC Filing		Percent of Outstanding Shares as of March 31, 2007
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	3,637,758	(1)	9.8%

ING Group N.V. Amstelveenseweg 500 1081 KL Amsterdam The Netherlands	2,609,053	(2)	7.0%

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	2,095,970	(3)	5.6%

(1)	Includes shares reported by Barclays Global Investors, NA as beneficially owned by Barclays Global Fund Advisors, Barclays Global Investors, Ltd and Barclays Global Investors Japan Limited. Barclays Global Investors, NA has sole voting power over 2,864,369 of the shares reported and sole dispositive power over 3,017,856 of the shares reported. Barclays Global Fund Advisors has sole voting and dispositive power over 603,767 of the shares reported. Barclays Global Investors, Ltd has sole voting and dispositive power over 3,171 of the shares reported. Barclays Global Investors Japan Limited has sole voting and dispositive power over 12,964 of the shares reported.

(2)	The shares are held by indirect subsidiaries of ING Group N.V. in their role as a discretionary manager of client portfolios. Includes shares reported as beneficially owned by ING Clarion Real Estate Securities L.P. ING Group N.V. has sole dispositive and voting power with respect to these shares.

(3)	The Vanguard Group, Inc. has sole voting power over 61,593 of the shares reported and sole dispositive power over all of the shares reported.

Incorporation by Reference

The information contained in this proxy statement under the headings “Compensation Committee Report,” and “Audit Committee Report” is not “soliciting material,” nor is it “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that PREIT specifically incorporates such information by reference in a filing.

Shareholders’ Proposals

Under SEC rules, certain shareholder proposals may be included in PREIT’s proxy statement. Any shareholder desiring to have such a proposal included in PREIT’s proxy statement for the annual meeting to be held in 2008 must deliver a proposal in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934 to PREIT’s executive offices by December 21, 2007. Where a shareholder does not seek inclusion of a proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, the proposal must have been received by March 6, 2008 or it will be deemed “untimely” for purposes of Rule 14a-4(c) under the Exchange Act and, therefore, the proxies will have the right to exercise discretionary authority with respect to such proposal. PREIT has not received any such proposal to be submitted from the floor at the upcoming meeting.

By Order of the Board of Trustees

Bruce Goldman

Secretary

April 20, 2007

APPENDIX A

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

2008 RESTRICTED SHARE PLAN

FOR NON-EMPLOYEE TRUSTEES

WHEREAS, Pennsylvania Real Estate Investment Trust (the “Trust”) established the Pennsylvania Real Estate Investment Trust Restricted Share Plan for Non-Employee Trustees) (the “Prior Plan”) for the purpose of granting restricted shares automatically to the non-employee trustees of the Trust each year;

WHEREAS, the number of shares remaining under the Prior Plan is insufficient to continue making such automatic grants each year; and

WHEREAS, the Trust desires to establish a new plan to provide for the automatic granting of restricted shares each year, beginning in 2008, upon the terms and conditions set forth herein;

NOW, THEREFORE, the Pennsylvania Real Estate Investment Trust 2008 Restricted Share Plan for Non-Employee Trustees is hereby adopted under the following terms and conditions:

1. Purpose. The Plan is intended to provide a means whereby the Trust automatically grants Restricted Shares each year to Non-Employee Trustees of the Trust. Thereby, the Trust will (i) increase the ownership interest in the Trust of Non-Employee Trustees whose services are essential to the Trust’s continued progress and (ii) provide a further incentive to serve as a trustee of the Trust.

2. Definitions.

(a) “Board” shall mean the Board of Trustees of the Trust.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Committee” shall mean the Trust’s Executive Compensation and Human Resources Committee, which shall consist solely of not fewer than two trustees of the Trust who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code).

(d) “Disability” shall mean termination of service as a trustee as a result of “permanent and total disability,” as defined in section 22(e)(3) of the Code.

(e) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(f) “Non-Employee Trustee” shall mean a member of the Board who is not an employee of the Trust or any affiliate thereof.

(g) “Participant” shall mean a Non-Employee Trustee who has been granted Restricted Shares under the Plan.

(h) “Plan” shall mean the Pennsylvania Real Estate Investment Trust 2008 Restricted Share Plan for Non-Employee Trustees, as set forth herein and as it may be amended from time to time.

(i) “Restricted Shares” shall mean Shares granted by the Trust to the Participant, subject to whatever restrictions are determined by the Board.

(j) “Restricted Share Agreement” shall mean a written document evidencing the grant of Restricted Shares, as described in Section 10.1.

(k) “Securities Act” shall mean the Securities Act of 1933, as amended.

(l) “Shares” shall mean shares of beneficial interest in the Trust, par value $1.00 per share.

(m) “Trust” shall mean Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust.

3. Administration.

(a) The Plan shall be administered by the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a trustee of the Trust. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to and approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. Any and all authority of the Committee (except for the authority described in subsections (b)(1) and (b)(2) below) may be delegated to a plan administrator.

(b) The Committee shall have the authority:

(1) to adopt, amend and rescind rules and regulations for the administration of the Plan; and

(2) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it.

Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.2 and 8.3.

4. Effective Date. The Plan is effective as of January 1, 2008, subject to the prior approval of the shareholders of the Trust.

5. Shares Subject to the Plan. The aggregate number of Shares that may be delivered under the Plan is 60,000 Shares. However, the limit in the preceding sentence shall be subject to the adjustment described in Section 8.2. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Trust may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. If any Restricted Shares are forfeited before they become fully vested, they shall continue to be available for grants of Restricted Shares under the Plan in the future.

6. Eligibility. The class of trustees who shall receive Restricted Shares under the Plan shall be the Non-Employee Trustees.

7. Grants.

(a) Automatic Grant of Restricted Shares. As of January 31, 2008, and as of each January 31 thereafter (or, if Shares do not trade on such January 31, then as of the last trading day before such January 31), 1,000 Restricted Shares shall be issued automatically to each Non-Employee Trustee for no payment.

(b) Rights as a Stockholder. Unless the Board determines otherwise, a Participant who receives Restricted Shares shall have certain rights of a stockholder with respect to the Restricted Shares, including voting and dividend rights, subject to the restrictions described in subsection (c) below and any other conditions imposed by the Board at the time of grant. Unless the Board determines otherwise, certificates evidencing Restricted Shares will remain in the possession of the Trust until such Shares are free of all restrictions under the Plan.

(c) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant ceases to be a member of the Board for any reason, must be forfeited to the Trust. These restrictions will generally lapse over the three-year period after the January 31 (or other) grant date, one-third on each anniversary of such grant date (or, if such anniversary is not a trading day, the trading day next preceding such anniversary) as specified in the Participant’s Restricted Share Agreement. However, such restrictions will immediately lapse in full upon the Participant’s death or Disability. Upon the lapse of all restrictions, Shares will cease to be Restricted Shares for purposes of the Plan. The Board may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

(d) Notice of Tax Election. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to a grant of Restricted Shares must provide a copy thereof to the Trust within 10 days of the filing of such election with the Internal Revenue Service.

8. Events Affecting Outstanding Restricted Shares.

8.1 Termination of Board Membership (Other Than by Death or Disability). If a Participant ceases to be a Non-Employee Trustee for any reason other than death or Disability, except as otherwise determined by the Board, all Restricted Shares held by the Participant at the time of the termination of board membership must be transferred to the Trust (and, in the event the certificates representing such Restricted Shares are held by the Trust, such Restricted Shares shall be so transferred without any further action by the Participant), in accordance with Section 7(c).

8.2 Capital Adjustments. The number of Shares that may be delivered under the Plan, as stated in Section 5, and the number of Shares issuable upon the vesting of outstanding Restricted Shares under the Plan shall be proportionately adjusted to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share-split), consolidation (reverse split), stock dividend, or similar change in the capitalization of the Trust.

8.3 Certain Corporate Transactions.

(a) In the event of a corporate transaction (as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation), each outstanding Restricted Share Agreement shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed corporate transaction, the Board may terminate all or a portion of any outstanding Restricted Shares if it determines that such termination is in the best interests of the Trust. Alternatively, the Board, in its discretion, in such event may remove the restrictions from the outstanding Restricted Shares. The Board also may, in its discretion, change the terms of any outstanding Restricted Share Agreement to reflect any such corporate transaction.

(b) With respect to an outstanding Restricted Share Agreement held by a Participant who, following the corporate transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in such transaction or an affiliate of such an entity, the Board may, in lieu of the action described in subsection (a) above, arrange to have such surviving or acquiring entity or affiliate grant to the Participant a replacement award which, in the judgment of the Board, is substantially equivalent to the Restricted Share Agreement.

8.4 Exercise Upon Change in Control.

(a) Notwithstanding any other provision of this Plan, the restrictions described in Section 7(c) shall lapse upon a “Change in Control” (as defined in subsection (b) below).

(b) “Change in Control” shall mean:

(1) The acquisition by an individual, entity, or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30 percent or more of the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the “Outstanding Shares”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Trust unless, in connection therewith, a majority of the individuals who constitute the Board as of the date immediately preceding such transaction cease to constitute at least a majority of the Board; (ii) any acquisition by the Trust; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Trust or any entity controlled by the Trust; (iv) any acquisition by any individual, entity, or group in connection with a “Business Combination” (as defined in paragraph (3) below) that fails to qualify as a Change in Control pursuant to paragraphs (3) or (4) below; or (v) any acquisition by any Person entitled to file Form 13G under the Exchange Act with respect to such acquisition; or

(2) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose appointment, election, or nomination for election by the Trust’s shareholders was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board or by a majority of the members of a committee authorized by the Incumbent Board to approve such appointment, election, or nomination (other than an appointment, election, or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the trustees of the Trust) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(3) Approval by the shareholders of the Trust of a reorganization, merger, or consolidation, or sale or other disposition of all or substantially all of the assets of the Trust (a “Business Combination”), in each case, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, less than 40 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination of the Outstanding Shares; or

(4) Approval by the shareholders of the Trust of a Business Combination, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 40 percent or more but less than 60 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination, of the Outstanding Shares, and (i) any Person (excluding any employee benefit plan (or related trust) of the Trust or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30 percent or more of, respectively, the then outstanding shares of equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, or (ii) at least a majority of the members of the board of trustees or directors of the entity resulting from such Business Combination were not members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, or (iii) the Chief Executive Officer of the Trust at the time of the execution of the initial agreement providing for such Business Combination is not appointed or elected to a comparable or higher position with the entity resulting from such Business Combination, or (iv) the executive officers of the Trust holding the title of Executive Vice President or higher at the time of the execution of the initial agreement for such Business Combination constitute less than a majority of the executive officers holding comparable or higher titles of the entity resulting from such Business Combination; or

(5) Approval by the shareholders of the Trust of a complete liquidation or dissolution of the Trust.

Approval by the shareholders of the Trust of a Business Combination following which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 60 percent or more of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) shall not constitute a “Change in Control” unless following such transaction the provisions of paragraphs (1) or (2) are independently satisfied.

9. Amendment or Termination of the Plan; Amendment of Restricted Share Agreements.

(a) Action of Board. The Board, pursuant to a written resolution, may from time to time suspend, terminate or amend the Plan and amend any outstanding Restricted Share Agreement in any respect whatsoever. Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any Participant holding a Restricted Share Agreement without the consent of such Participant.

(b) Automatic Suspension. The Plan shall be suspended automatically, without action of the Board, as of a grant date described in Section 7(a) if there is not a sufficient number of Shares remaining under Section 5 for issuance under the Plan to grant the Restricted Shares described in Section 7(a) to each of the Non-Employee Trustees on such date. If this occurs, no Restricted Shares shall be granted on such date unless and until the Board authorizes enough additional Shares under the Plan so that the full grant described in Section 7(a) can be made to each of the Non-Employee Trustees.

10. Miscellaneous.

10.1 Documentation of Grants. Grants shall be evidenced by such written Restricted Share Agreements, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Trust, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

10.2 Rights as a Shareholder. Except as specifically provided by the Plan or a Restricted Share Agreement, the receipt of Restricted Shares shall not give a Participant rights as a shareholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Restricted Share Agreement, upon the actual receipt of Shares.

10.3 Conditions on Delivery of Shares. The Trust shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Restricted Share Agreement have been satisfied or removed, (ii) until all applicable federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange.

10.4 Investment Purpose. All Restricted Shares shall be granted on the condition that the grant of Shares hereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the Shares subject to the Restricted Share Agreement are registered under the Securities Act, or in the event a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Trust such condition is not required under the Securities Act or any other applicable law, regulation or rule of any governmental agency.

10.5 Registration and Listing of Shares. If the Trust elects to register under the Securities Act or any other applicable statute any Shares purchased or granted under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Trust shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased or granted hereunder, the Trust shall make prompt application for the listing on such national securities exchange of such Shares, at its own expense. Grants of Shares hereunder shall be postponed as necessary pending any such action.

10.6 Compliance with Rule 16b-3. All transactions under this Plan by persons subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate.

10.7 Nontransferability of Grants. No grant of Restricted Shares may be transferred other than by will or by the laws of descent and distribution.

10.8 Registration. If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant’s spouse, jointly, with right of survivorship.

10.9 Indemnification of Board and Committee. Without limiting any other rights of indemnification that they may have from the Trust, the members of the Board and the members of the Committee shall be indemnified by the Trust against all costs and expenses reasonably incurred by them in connection with any claim, action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Restricted Shares granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Trust) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit or proceeding, the Board or Committee member shall notify the Trust in writing, giving the Trust an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Trust Agreement of the Trust, under the Trust’s by-laws, or under Pennsylvania law.

10.10 Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania (without reference to principles of conflicts of laws) shall govern the operation of, and the rights of, Non-Employee Trustees under the Plan and Restricted Shares granted hereunder.

PREIT

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST THE BELLEVUE

200 S. BROAD STREET PHILADELPHIA PA, 19102

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Pennsylvania Real Estate Investment Trust in mailing proxy materials, you may consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m.

Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Pennsylvania Real Estate Investment Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

You are urged to sign and return this Proxy so that you may be sure that these shares will be voted.

If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card.

You may view the Annual Report and Proxy Statement on the Internet at www.preit.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PREIT1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST THE BOARD OF TRUSTEES RECOMMENDS A VOTE

FOR ALL NOMINEES LISTED BELOW AND FOR PROPOSALS 2 AND 3.

Vote on Trustees

1. ELECTION OF TRUSTEES: For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

NOMINEES: 01) Edward A. Glickman (Class C Trustee) 02) Rosemarie B. Greco (Class C Trustee) 03) Ira M. Lubert (Class C Trustee) 04) George F. Rubin (Class C Trustee)

Vote on Proposal

2. APPROVAL OF THE 2008 RESTRICTED SHARE PLAN FOR NON-EMPLOYEE TRUSTEES:

3. RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2007:

For Against Abstain

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Note: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

AUTHORIZED SIGNATURES - Sign below. This section must be completed for your instructions to be executed.

Please indicate if you plan to attend this meeting. Yes No

Signature [PLEASE SIGN WITHIN BOX]

Date Signature (Joint Owners) Date

PREIT

Annual Meeting of Shareholders

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

May 31, 2007

This Proxy is solicited on behalf of the Board of Trustees

The undersigned, revoking all prior proxies, hereby appoints Ronald Rubin, Joseph F. Coradino and Lee Javitch, and each and any of them, as proxies of the undersigned, with full power of substitution, to vote and act with respect to all shares of beneficial interest of Pennsylvania Real Estate Investment Trust held of record by the undersigned at the close of business on April 9, 2007 at the Annual Meeting of Shareholders

to be held on Thursday, May 31, 2007 and at any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, NO POSTAGE REQUIRED.

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED AS INSTRUCTED ON THE REVERSE SIDE. IF INSTRUCTIONS ARE NOT GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR THE APPROVAL OF

THE 2008 RESTRICTED SHARE PLAN FOR NON-EMPLOYEE TRUSTEES, AND FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2007.

(continued on reverse side)